Exhibit 10.50

GALLERIA

ATLANTA

OFFICE LEASE AGREEMENT

WORLDSPAN L.P., a Delaware limited partnership

TABLE OF CONTENTS

TERM AND POSSESSION.
MONTHLY RENTAL.
OCCUPANCY AND USE.
COMPLIANCE WITH LAWS.
ALTERATIONS.
REPAIR.
LIENS.
ASSIGNMENT AND SUBLETTING.
INSURANCE AND INDEMNIFICATION.
WAIVER OF SUBROGATION.
SERVICE AND UTILITIES.
ESTOPPEL CERTIFICATE.
HOLDING OVER.
SUBORDINATION.
RE-ENTRY BY LANDLORD.
INSOLVENCY OR BANKRUPTCY.
DEFAULT AND REMEDIES.
DAMAGE BY FIRE.
CONDEMNATION.
SALE BY LANDLORD.
RIGHT OF LANDLORD TO PERFORM.
SURRENDER OF PREMISES.
WAIVER.
NOTICES.
CERTAIN RIGHTS RESERVED TO THE LANDLORD.
SUCCESSORS AND ASSIGNS.
ATTORNEY’S FEES.
CORPORATE AUTHORITY.
MORTGAGE APPROVALS.
MISCELLANEOUS.
QUIET ENJOYMENT.
LANDLORD’S LIABILITY.
NO ESTATE.

LEASE EFFECTIVE DATE.
RULES AND REGULATIONS.
SPECIAL STIPULATION.

EXHIBIT

A	RULES AND REGULATIONS
C	ESTOPPEL CERTIFICATE
D	FLOOR PLAN OF DEMISED PREMISES
E	SPECIAL STIPULATIONS
G	PARKING
H	SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
I	CLEANING SPECIFICATIONS
J	SECURITY SERVICES

GALLERIA

ATLANTA

OFFICE LEASE AGREEMENT

THIS LEASE is made as of the 6 day of December, 1995 between 300 Galleria Parkway Associates, a Texas limited partnership (hereinafter called “Landlord”) and WORLDSPAN L.P., a Delaware limited partnership (hereinafter called “Tenant”).

WITNESSETH:

Landlord hereby leases to Tenant and Tenant hereby leases from Landlord those premises (hereinafter called “Premises”) shown on Exhibit “D” attached hereto and made a part thereof, being located in Atlanta Galleria Office Tower No. 300, a multistory office building (the “Building”) constructed on a parcel of land (the “Property”) bounded by I-285 on the North, 1-75 on the East, U.S. 41 on the West and Akers Mill Road on the South.

Premises:	Atlanta Galleria-Office Tower No. 300,
300 Galleria Parkway
Atlanta, Cobb County, Georgia
Square Feet: 271,420 Suite Number 2100
Floor(s): 3, 4, 5, 11, 14, 15, 16, 17, 18, 19, 20, 21, Basement
*See Exhibit “E”, “Special Stipulation” #1

1.             Term and Possession.

(a)           The term of the Lease (the “Lease Term”) shall begin on September 1, 1997 and shall terminate on December 31, 2004 (the “Expiration Date”), or until sooner terminated as herein provided.

2.             Monthly Rental.  See Exhibit “E”, “Special Stipulation” #2.

(a)           Tenant recognizes that late payment of any rent or other sum due hereunder from Tenant to Landlord will result in administrative expense to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain.  Tenant therefore agrees that if rent or any other payment due hereunder from Tenant to Landlord remains unpaid ten (10) days after said amount is due, the amount of such unpaid rent or other payment shall be increased by a late charge to be paid to Landlord by Tenant in an amount equal to five percent (5%) per month of the amount of the delinquent rent or other payment.  The amount of the late charge to be paid to Landlord by Tenant for any month for any month shall be computed on the aggregate amount of delinquent rents and other payments, including all accrued late charges then outstanding, and shall be deemed to be rental for all purposes hereunder.  Tenant agrees that such amount is a reasonable estimate of the loss and expense to be suffered by

Landlord as a result of such late payment by Tenant and may be charged by Landlord to defray such loss and expense.  The provisions of this paragraph in no way relieve Tenant of the obligation to pay rent or other payments on or before the date on which they are due, nor do the terms of this paragraph in any way affect Landlord’s remedies pursuant to Paragraph 18 of this Lease in the event said rent or other payment is unpaid after the date due.  See Exhibit “E”, “Special Stipulation” #3.

3.             Occupancy and Use.

(a)           Tenant shall use and occupy the Premises for general office purposes and for no other use or purpose without the prior written consent of Landlord.

(b)           Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them, nor use or allow the Premises to be used for any improper, immoral, unlawful, or objectionable purposes or for any business, use or purpose deemed to be disreputable or inconsistent with the operation of a first class office building, nor shall Tenant cause or maintain or permit any nuisance in, on, or about the Premises.  Tenant shall not commit or suffer the commission of any waste in, on or about the Premises.

4.             Compliance With Laws.

(a)           Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance, or governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated.  Tenant shall not do or permit anything to be done on or about the Premises or bring or keep anything therein which will in any way increase the rate of any insurance upon the Building in which the Premises are situated or any of its contents or cause a cancellation of said insurance or otherwise affect said insurance in any manner, and Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances, and governmental rules, regulations, or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use, or occupancy of the Premises.

(b)           Tenant shall not use, handle, store, deal in, discharge or fabricate any Hazardous Materials (as herein defined) on or about the Premises.  Tenant shall indemnify Landlord (and anybody claiming by, through, or under Landlord) from and against any and all claims, damages, losses, costs, and expenses (including reasonable attorneys’ fees and court costs) incurred by Landlord or anybody claiming by, through, or under Landlord as a result of Tenant’s introduction of any Hazardous Materials on or about the Premises or any environmental problems relating to the Premises which are caused by or related to the delivery, deposit or creation of Hazardous Materials to or within the Premises during the term of this Lease, except to the extent caused by Landlord or Landlord’s agents or employees.  As used herein, “Hazardous Materials” means any petroleum or chemical liquids or solids, liquid or gaseous products, contaminants, oils, radioactive materials, asbestos, PCB’s, urea-formaldehyde, or any toxic or hazardous waste or hazardous substances, as those terms are used in (A) the Resources Conservation Recovery Act, as amended by the Hazardous and Solid Waste Amendments or 1984, 42 U.S.C. §§ 6901 et seq.; (B) the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§ 9601 et seq.; (C) the Clean Water Act, 33 U.S.C. §§ 1251 et seq.; (D) the Toxic Substances and Control Act, 15 U.S.C. §§ 2601 et seq.; (E) the Clean Air Act, 42 U.S.C. §§ 7401 et seq.; (F) any and all applicable environmental laws of the State of Georgia; and (G) any and all other applicable federal, state or local law governing hazardous substances, as such laws may be amended from time to time.  See Exhibit “E”, “Special Stipulation” #4.

5.             Alterations.  Tenant shall not make or suffer to be made any alterations, additions, or improvements in, on, or to the Premises or any part thereof without the prior written consent of Landlord: and any such alterations, additions, or improvements in, on, or to said Premises, except for Tenant’s movable furniture and equipment, shall immediately become Landlord’s property and, at the end of the term hereof, shall remain on the Premises without compensation to Tenant.  In the event Landlord consents to the making of any such alterations, additions, or improvements by Tenant, the same shall be made by Tenant, at Tenant’s sole cost and expense, in accordance with all applicable laws, ordinances, and regulations and all requirements of Landlord’s and Tenant’s insurance pollicies, and in accordance with plans and specifications approved by Landlord, and any contractor or person selected by Tenant to make the same, and all subcontractors, must first be approved in writing by Landlord, or at Landlord’s option, the alteration, addition or improvement shall be made by Landlord for Tenant’s account and Tenant shall reimburse Landlord for the cost thereof upon demand.  Upon the expiration or sooner termination of the term herein provided, Tenant shall, provided Landlord gives Tenant notice of required removal at the time of its approval of such alteration, addition or improvement, at Tenant’s sole cost and expense, forthwith and with all due diligence remove any or all alterations, additions, or improvements made by or for the account of Tenant, designated by Landlord to be removed, and Tenant shall forthwith and with all due diligence, at its sole cost and expense, repair and restore the Premises to their original condition.  See Exhibit “E”, “Special Stipulation” #5.

6.             Repair.  By taking possession of the Premises.  Tenant accepts the Premises as being in the condition in which Landlord is obligated to deliver them and otherwise in good order, condition and repair.  Tenant shall, at all times during the term hereof at Tenant’s sole costs and expense, keep the Premises and every part thereof in good order, condition and repair, excepting ordinary wear and tear, damage thereto by fire, earthquake, act of God or the elements.  Tenant shall upon the expiration or sooner termination of the term hereof, unless Landlord demands otherwise as in Paragraph 6 hereof provided, surrender to Landlord the Premises and all repairs, changes, alterations, additions and improvements thereto in the same condition as when received, or when first installed, ordinary wear and tear, damage by fire, condemnation, earthquake, act of God, or the elements excepted.  It is hereby understood and agreed that Landlord has no obligation to alter, remodel, improve, repair, decorate, or paint the Premises or any part thereof except as specified in paragraph 19 hereof and the Work Letter

Agreement, and that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant, except as specifically herein set forth.

7.             Liens.  Tenant shall keep the Premises free from any liens arising out of any work performed, material furnished, or obligations incurred by Tenant.  In the event that Tenant shall not, within ten (10) days following Tenant’s notice of the recordation of any such lien, cause the same to be released of record by payment or posting of a proper bond.  Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien.  All such sums paid by Landlord and all expenses incurred by it in connection therewith shall be considered additional rent and shall be payable to Landlord by Tenant on demand and with interest at the rate payable of four percent higher than the prime commercial lending rate from time to time of SunTrust Bank in Atlanta, Georgia, provided, however, that if such rate exceeds the maximum rate permitted by law, the maximum lawful rate shall apply; the interest rate so determined is hereinafter called the “Agreed Interest Rate”.  Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord, the Premises, the Building, and any other party having an interest therein, from mechanics’ and materialmen’s liens, and Tenant shall give to Landlord at least five (5) business days prior notice of commencement of any construction on the Premises.

8.             Assignment and Subletting.

(a)           Tenant shall not sell, assign, encumber or otherwise transfer by operation of law or otherwise this Lease or any interest herein, sublet the Premises or any portion thereof, or suffer any other person to occupy or use the Premises or any portion thereof, without the prior written consent of Landlord which shall not be unreasonably withheld or delayed as provided herein, nor shall Tenant permit any lien to be placed on the Tenant’s interest by operation of law.  Tenant shall, by written notice, advise Landlord of its desire from and after a stated date (which shall not be less than thirty (30) days nor more than ninety (90) days after the date of Tenant’s notice) to sublet the Premises or any portion thereof for any part of the term hereof; and supply Landlord with such information, financial statements, verifications and related materials as Landlord may reasonably request or desire to evaluate the written request to sublet; Said notice by Tenant shall state the name and address of the proposed subtenant, and Tenant shall deliver to Landlord a true and complete copy of the proposed sublease with said notice.  Tenant agrees to pay to Landlord, promptly after request therefor, the amount of all attorneys’ fees and expenses incurred by Landlord in connection with any assignment or subletting issues or review of documentation relating thereto.

(b)           Any subletting or assignment hereunder by Tenant shall not result in Tenant being released or discharged from any liability under this Lease.  As a condition to Landlord’s prior written consent as provided for in this paragraph, the assignee or subtenant shall agree in writing to comply with any be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease, and Tenant shall deliver to Landlord promptly after execution, an executed copy of each sublease or assignment and an agreement of said compliance by each sublessee or assignee.

(c)           Landlord’s consent to any sale, assignment, encumbrance, subletting, occupation, lien or other transfer shall not release Tenant from any of Tenant’s obligations hereunder or be deemed to be a consent to any subsequent occurrence.  Any sale, assignment, encumbrance, subletting, occupation, lien or other transfer of this Lease which does not comply with the provisions of this Paragraph 9 shall be void.

(d)           For purposes of this Section, an assignment of stock or other ownership interest in Tenant which constitutes a controlling interest in Tenant shall be deemed an assignment within the meaning of and be governed by this Section.  See Exhibit “E”, “Special Stipulation” #6.

9.             Insurance and Indemnification.

(a)           Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury or damages to any person or property in or about the Premises by or from any cause whatsoever (unless caused by the negligence or willful misconduct of Landlord or its agents or employees or by a default by Landlord under this Lease), without limiting the generality of the foregoing, whether caused by water leakage of any character from the roof, walls, basement, or other portion of the Premises or the Building, or caused by gas, fire, or explosion of the Building or the complex of which it is a part or any part thereof.

(b)           Tenant shall hold Landlord harmless from and defend and indemnify Landlord against any and all claims or liability for any injury or damage to any person or property whatsoever; (i) occurring in, on or about the Premises or any part thereof, (ii) occurring in, on, or about any facilities (including, without limitation, elevators, stairways, passageways or hallways), the use of which Tenant may have in conjunction with other tenants of the Building, when such injury or damage shall be caused in part or in whole by the act, neglect, fault of, or omission of any duty with respect to the same by Tenant, its agents, servants, employees, or invitees.  Tenant any and all claims in any manner relating to any work or thing whatsoever done by Tenant in or about, or any transactions of Tenant concerning, the Premises, and will further indemnify, defend and save Landlord harmless against and from any and all claims arising from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, or arising from any act or negligence of Tenant, or any of its agents, contractors, servants, employees and licensees, and from and against all costs, counsel fees, expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon.  Furthermore, in case any action or proceeding be brought against Landlord by reason of any claims or liability, Tenant agrees to defend such action or proceeding at Tenant’s sole expense by counsel reasonably satisfactory to Landlord.  The provisions of this Lease with respect to any claims or liability occurring prior to the termination or expiration of this Lease shall expressly survive such termination or expiration of this Lease.

(c)           Tenant agrees to purchase at its own expense and to keep in force during the term of this lease a policy or policies of worker’s compensation and comprehensive general liability insurance, including personal injury and property damage, with contractual liability endorsement, in the amount of One Million Dollars ($1,000,000) for property damage and One Million Dollars ($1,000,000) per occurrence for personal injuries or deaths of persons occurring in or about the Premises.  Said policies shall; (i) name Landlord as an additional insured and insure Landlord’s contingent liability under this Lease (except for the worker’s compensation policy, which shall instead include a waiver of subrogation endorsement in favor of Landlord), (ii) be used by an insurance company which is acceptable to Landlord and licensed to do business in the State of Georgia, and (iii) provide that said insurance shall not be canceled unless thirty (30) days prior written notice shall have been given to Landlord.  Said policy or policies or certificates thereof shall be delivered to Landlord by tenant upon commencement of the term of the Lease and upon each renewal of said insurance.  See Exhibit “E”, “Special Stipulation” #7.

10.           Waiver of Subrogation.  Each of Landlord and Tenant hereby releases the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils insure in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible, including any other tenants or occupants of the remainder of the Building in which the Premises are located; provided, however, that this release shall be applicable and in force and effect only to the extent that such release shall be lawful at that time and in any event only with respect to loss or damage occurring during such time as the releasor’s policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to coverage thereunder and then only the extent of the insurance proceeds payable under such policies.  Each of Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement.

11.           Service and Utilities.

(a)           Landlord shall maintain the public and common areas of the Building, including lobbies, stairs, elevators, corridors and restrooms, the windows in the Building, the mechanical, plumbing and electrical equipment serving the Building, and the structure itself, in reasonably good order and condition except for damage occasioned by the act of Tenant, which damage shall be repaired by Landlord at Tenant’s expense.  In the event tenant requires or needs to have one or more separate systems of either heating, ventilating, air conditioning or other similar systems over and above that provided by Landlord, the installation, care, expenses and maintenance of each such system shall be borne by and paid for by Tenant.

(b)           Subject to the provisions elsewhere herein contained and to the rules and regulations of the Building, Landlord agrees to furnish to the Premises during ordinary business hours (normal business hours are Monday through Friday 7:30 a.m. through 6:00 p.m.,

Saturday 7:30 a.m. through 1:00 p.m.) of generally recognized business days, to be determined by Landlord (but exclusive, in any event, of Sundays and legal holidays), heat and air-conditioning required for the comfortable use and occupation of the Premises (to be provided comparable to other Class “A” office buildings in the Galleria/I-75 area of Atlanta, Georgia), replacement of bulbs for building standard fluorescent lights and non-building standard lights, provided Tenants stocks the bulbs for all of Tenant’s non-building standard lights, janitorial services during the times and in the manner that such services are, in Landlord’s judgment, customarily furnished in comparable office buildings in the immediate market area, and elevator service.  See Exhibit “E”, “Special Stipulation” #8.

Landlord shall provide additional or after-hours heating or air-conditioning upon reasonable prior notice to Landlord given within the time periods established by Landlord.  Tenant shall pay to Landlord a reasonable charge for such services as determined from time to time by Landlord.  Tenant agrees to keep and cause to be kept closed all window coverings, if any, when necessary because of the sun’s position, and Tenant also agrees at all times to cooperate fully with Landlord and to abide by all the regulations and requirements which Landlord may prescribe for the proper functioning and protection of said heating, ventilating, and air-conditioning system and to comply with all laws, ordinances and regulations respecting the conservation of energy.  Wherever heat-generating machines, excess lighting or equipment are used in the Premises which affect the temperature otherwise maintained by the air-conditioning system, Landlord reserves the right to install the cost of electricity and/or water therefor, shall be paid by Tenant to Landlord upon demand by Landlord.  Landlord agrees to furnish to the Premises electricity for provisions of subparagraph 12 (c) below.  Landlord shall in no event be liable for any interruption or failure of utility services on the Premises, but Landlord will exercise due diligence to furnish uninterrupted service.

(c)           Tenant will not without the written consent of Landlord use any apparatus or devise in the Premises, including without limitation, electronic data processing machines, punch card machines, and machines using excess lighting or furnished or supplied for use of the Premises as general office space: nor connect with electric current, except through existing electrical outlets in the Premises, or water pipes, any apparatus or device for the purposes of using electrical current or water.  If Tenant in Landlord’s judgment shall require water or electric current or any other resource in excess of that usually furnished or supplied for use of the Premises as general office space (it being understood that such as excess may result from the number of fixtures, apparatus and devices in use, the nature of such fixtures, apparatus and devices, the hours of use, or any combination of such factors), Tenant shall first procure the consent of Landlord, which Landlord my refuse, to the use thereof, and Landlord may cause a special meter to be installed in the Premises so as to measure the amount of water, electric current or other resource consumed for any such other use.  The cost of any such meters and of installation, maintenance, and repair thereof shall be paid for by Tenant, and Tenant agrees to pay Landlord promptly upon demand by Landlord for all such water, electric current or other resource consumed, as shown by said meters, at the rates charged by the local public utility furnishing the same, plus any additional expense insured in keeping account of the water, electric current or other resource so consumed.  Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the rental herein reserved be abated by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing utilities and services, (ii) failure to furnish or delay in furnishing any such utilities or services when such failure or delay is caused by acts of God or the elements, labor disturbances of any character, any other accidents or other conditions beyond the reasonable control of Landlord, or by the making of repairs or improvements to the Premises or to the Building, (iii) the limitation, curtailment, rationing or restriction on use of water or electricity, gas or any other form of energy or any other service utility whatsoever serving the Premises or the Building.  Furthermore, Landlord shall be entitled to cooperate voluntarily in a reasonable manner with the efforts of national state or local government agencies or utilities suppliers in reducing energy or other resources consumption.

(d)           Any sums payable under this Paragraph 12 shall be considered additional rent and may be added to any installment of rent thereafter becoming due, and Landlord shall have the same remedies for a default in payment of such sums as for a default in the payment of rent.

(e)           Tenant shall not provide any janitorial services without Landlord’s written consent and then only subject to supervision of Landlord and by a janitorial contractor or employees at all times satisfactory to Landlord.  Any such services provided by Tenant shall be at Tenant’s sole risk and responsibility.

12.           Estoppel Certificate.  Within seven (7) days following September 1, 1997 or any written request which Landlord may make from time to time.  Tenant shall execute and deliver to Landlord a certificate substantially in the form attached hereto as Exhibit “C” and make a part hereof, indicating thereon any exceptions thereto which may exist at that time.  Failure of Tenant to execute and deliver such certificate shall at Landlord’s option constitute a default hereunder to constitute an acceptance of the Premises and acknowledgement by Tenant that the statements included in Exhibit “C” statement delivered pursuant to this paragraph may be relied upon by Landlord or by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or any interest therein or anyone to whom Landlord may provide said certificate.

13.           Holding Over.  Tenant will, at the termination of this Lease by lapse of time or otherwise, yield up immediate possession to Landlord.  If Tenant retains possession of the Premises or any part thereof after such termination, then Landlord may, at its option, serve written notice upon Tenant that such holding over constitutes any one of (i) renewal of this Lease for one year, and from year to year thereafter, (ii) creation of a month to month tenancy, upon the terms and conditions set forth in this Lease, or (iii) creation of a month to month tenancy, upon the terms and conditions set forth in this Lease, or (iii) creation of a tenancy of sufferance, in any case upon the terms and conditions set forth in this Lease; provided, however, that the monthly rental (or daily rental under (iii)) shall, in addition to all other sums which are to be paid by Tenant hereunder, whether or not as additional rent, be equal to one hundred twenty-five percent (125%) the rental being paid monthly to Landlord under this Lease immediately prior to such termination (prorated in the case of (iii) on the basis of a 365 day year for each day Tenant remains in possession).  If no such notice is served, then a tenancy at sufferance shall be deemed to be crated at the rent in the preceding sentence.  Tenant shall also pay to Landlord all damages sustained by Landlord resulting from retention of possession by Tenant, including the loss of any proposed subsequent tenant for any portion of the Premises.  The provisions of this paragraph shall not constitute a waiver by Landlord of any right of reentry as herein set forth; nor shall receipt of any rent or any other act in apparent affirmance of the tenancy operate as a waiver of the right to terminate this Lease for a breach of any of the terms, covenants, or obligations herein on Tenant’s part to be performed.

14.           Subordination.  This Lease shall be subject and subordinate to: (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated or both, and (b) the lien or interest of any mortgage or deed to secure debt which may now exist or hereafter be executed in any amount for which said Building, land, ground leases or underlying leases, or Landlord’s interest or estate in any of said items is specified as security.  Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens or interests of mortgages or deeds to secure debt o this Lease.  In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed to secure debt is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord at the option of such successor in interest provided such mortgagee or ground lessor has agreed to recognize Tenant’s rights under this Lease.  Tenant agrees to execute such non-disturbance and attornment agreements as the holder of any mortgage or deed to secure debt on the Building may reasonably require. Landlord agrees to enter into, and to cause any mortgagee to enter into, a subordination, non-disturbance and attornment agreement in a form reasonably acceptable to Tenant.  Tenant acknowledges that the form set forth in Exhibit “11”  attached hereto and made a part hereof is acceptable to Tenant.

15.           Re-Entry By Landlord.  Landlord reserves and shall at all times have the rights to re-enter the Premises to inspect the same, to supply janitor service and any other service to be provided by Landlord to Tenant hereunder, to show said Premises to prospective purchasers mortgagees or tenants (only within the last eighteen (18) months of the term hereof as to prospective tenants), and to alter, improve, or repair the Premises and any portion of the Building of which the Premises are a part or to which access is conveniently made through the Premises, with out abatement of rend, and may for the purpose erect, use, and maintain scaffolding, pipes, conduits, and other necessary structures in and through the Premises where reasonably required by the character of the work to be performed, provided that entrance to the Premises shall not be blocked there by, and further provided that the business of Tenant shall not be interfered with unreasonably.  Tenant hereby waves any claim for damages for any injury or inconvenience to or interference with Tenant’s business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby, unless said damage or loss resulted from Landlord’s negligence or willful misconduct.  For each of the aforesaid purposes.  Landlord shall at all times have and retain a key with which to unlock all of the doors, in, upon, and about the Premises, and Landlord shall have the right to use any and all means which

Landlord may deem necessary or proper to open said doors in an emergency in order to obtain entry to any portion of the Premises, and any entry to the Premises, or portions thereof obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be forcible or unlawful entry into or a detainer of , the Premises, or an eviction, actual or constructive, of Tenant from the Premises or any portions thereof.  Landlord shall also have the right at any time, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor, to change the arrangement and/or location of entrances or passage ways, doors and doorways and corridors, elevators, stairs, toilets, or other public parts of the Building not within the Premises.

16.           Insolvency or Bankruptcy.  The appointment of a received to take possession of all or substantially all of the assets of Tenant, or an assignment of Tenant for the benefit of creditors, or any action taken or suffered by Tenant under any insolvency, bankruptcy, or reorganization act, shall at Landlord’s option constitute a breach of this Lease by Tenant.  Upon the happening of any such event or at any time thereafter, this Lease shall terminate five (5) days after written notice of termination from Landlord to Tenant.  In no event shall this Lease be assigned or assignable by operation of law or by voluntary or involuntary bankruptcy proceedings or otherwise ad in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency, or reorganization proceedings.

17.           Default and Remedies.  The following events shall be deemed to be events of default by Tenant under this Lease:

(a)           Tenant shall fail to pay when or before due any sum of money becoming due to be paid to Landlord hereunder, whether such sum be any installment of the rent herein reserved, any other amount treated as additional rent hereunder, or any other payment or reimbursement to Landlord required herein, whether or not treated as additional rent hereunder, and such failure shall continue for a period of five (5) days from written notice from Landlord to Tenant that payment has not been made when due and payable; provided, however, that Landlord shall not be required to give such written notice more than two (2) times during any calendar year during the Lease Term; or

(b)           Tenant shall fail to comply with any term, provision or covenant of this Lease other than by failing to pay when or before due any sum of money becoming due to be paid to Landlord hereunder, and shall not cure such failure within (i) twelve (12) hours after written notice to Tenant if the failure involves a condition hazardous or dangerous to life or property or (ii) thirty (30) days after written notice to Tenant in the case of any other failure; provided, however, that if the default cannot be cured within such thirty (30) day period, no default will exist as long as Tenant has initiated the cure and is diligently prosecuting the same to completion, or

(c)           Tenant shall create or allow to be created in or about the demised Premises any condition or circumstance constituting a hazard to people or property, a nuisance, a trespass, or other condition offensive to Landlord or others, whether or not such condition or circumstance rises to the level of a civil or criminal law violation or action and such condition or circumstance shall not be removed within ten (10) days after written notice from Landlord, or

(d)           Tenant shall fail to vacate the Premises immediately upon termination of this Lease, by lapse of time or otherwise, or upon termination of Tenant’s right to possession only; or

(e)           If, in spite of the provisions hereof, the interest of Tenant shall be levied upon under execution or be attached by process of law or Tenant shall fail to contest diligently the validity of any lien or claimed lien and give sufficient security to Landlord to insure payment thereof or shall ail to satisfy any judgement rendered thereon and have the same released, and such default shall continue for thirty (30) days after written notice thereof to Tenant.

Upon the occurrence of any such events of default described in this paragraph or elsewhere in this Lease, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever except as otherwise provided in subparagraph 18(a), (b), (d) or (f) above:

(aa)         Landlord may, at its election, terminate this Lease or terminate Tenant’s right to possession only, without terminating the Lease.

(bb)         Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant’s right to possession without termination of the Lease.  Tenant shall surrender possession and vacate the Premises immediately, (to the extent permitted by law), and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord, to the extent permitted by law, full and free license to enter into and upon the Premises in such event with or without process of law and to repossess the Premises and to expel or remove Tenant and any others who may be occupying or within the Premises and to remove any and all property therefrom, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without incurring any liability for any damage resulting therefrom:  Tenant hereby waiving any right to claim damage for such reentry and expulsion, and without relinquishing Landlord’s right to rent or any other right given to Landlord hereunder or by operation of law.

(cc)         Upon termination of this Lease, whether by lapse of time, by or in connection with a dispossessory proceeding or otherwise.  Landlord shall be entitled to recover as Landlord’s actual accrued damages.  All rent, including any amount treated as additional rent hereunder, and other sums due and payable by Tenant on the date of termination, plus, as Landlord’s liquidated damages for the balance of the stated term hereof and not as a forfeiture or penalty, the sum of: (i) an amount equal to the then present value of the rent, including any amounts treated as additional rent hereunder, and other sums provided herein to be paid by Tenant for the residue of the stated term hereof, less the fair rental value of the Premises for such residue of the stated term hereof, less the fair rental value of the Premises for such residue (taking into account the time and expenses necessary to obtain a replacement tenant or tenants, including expenses hereinafter described in subparagraph (dd)(ii) relating to recovery of the Premises, preparation for reletting and for reletting itself), and (ii) the cost of performing any other covenants which would have otherwise been performed by Tenant.

(dd)         (i)            Upon termination of the Lease or Tenant’s right to possession of the demised Premises, regardless of whether such termination occurs as a result of a dispossessory proceeding, distraint proceeding, exercise of right of termination, re-entry, lease expiration or otherwise.  Tenants shall remain liable for payment of all rent thereafter accruing and for performance of all obligations thereafter performable under this Lease.  Landlord may, at Landlord’s option, enter the Premises, remove Tenant’s signs and other evidences of tenancy, and take and hold possession thereof as provided in subparagraph (bb) above, without such entry and possession releasing Tenant from any obligation, including Tenant’s obligation to pay rent, including any amounts treated as additional rent, hereunder for the full term of the Lease.

(ii)           Landlord may, but need not, relet the Premises or any part thereof for such rent and upon such terms as Landlord in its sole discretion shall determine (including the right to relet the Premises for a greater or lesser term than that remaining under this Lease, the right to relet the Premises as a part of a larger area, and the right to change the character and use made of the Premises) and Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting.  In any case, Landlord may make repairs, alterations and additions in or to the Premises, and redecorate the same to the extent Landlord deems necessary or desirable, and Tenant shall, upon demand, pay the cost thereof, together with Landlord’s expenses for reletting, including, without limitation, any broker’s commission incurred by Landlord.  If the consideration collected by Landlord upon any such reletting plus any sums previously collected from Tenant are not sufficient to pay the full amount of all rent, including any amounts treated as additional rent hereunder and other sums reserved in this Lease for the remaining term hereof, together with the costs of repairs, alterations, additions, redecorating, and Lessor’s expenses of reletting and the collection of the rent accruing therefrom (including attorney’s fees and broker’s commissions), Tenant shall pay to Landlord, as Landlord’s liquidated damages and not as a forfeiture or penalty, the amount of such deficiency upon demand and Tenant agrees that Landlord may file suit to recover any sums falling due under this section from time to time.

(ee)         Landlord may, at Landlord’s option, enter into and upon the Premises, with or without process of law, if Landlord determines in its sole discretion that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible hereunder, and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage resulting therefrom, and Tenant agrees to reimburse Landlord, on demand, as additional rent, for any expenses which Landlord may incur in thus effecting compliance with Tenant’s obligations under this Lease.

(ff)           Any and all property which may be removed from the Premises by Landlord pursuant to the authority of the Lease or of law, to which Tenant is or may be entitled, may be handled, removed and stored, as the case may be, by or at the direction of Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof.  Tenant shall pay to Landlord upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord’s possession or under Landlord’s control.  Any such property of Tenant not retaken by Tenant from storage within thirty (30) days after removal from the Premises shall, at Landlord’s option, be deemed conveyed by Tenant to Landlord under this Lease as by a bill of sale without further payment or credit by Landlord to Tenant.

Pursuant to any of the foregoing remedies shall not preclude pursuit of any of the other remedies provided or any other remedies provided by law or available by law or available in equity (all such remedies being cumulative) nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by Landlord or its agents during the term hereby granted shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of said Premises shall be valid unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of party of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Landlord’s acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord in enforcing one or more of the remedies herein provided upon an event of default shall not be deemed or considered a waiver of such default or of Landlord’s right to enforce any such remedies with respect to such default or any subsequent default. If, on account of any breach or default by Tenant in Tenants obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlords rights or remedies hereunder, Tenant agrees to pay reasonable attorneys fees so incurred.

Without limiting the foregoing, to the extent permitted by law, Tenant hereby: (i) appoints and designates the Premises as a proper place for service of process upon Tenant, and agrees that service of process upon any officer or director of Tenant upon the Premises shall constitute personal service of such process upon Tenant (provided, however, Landlord does not hereby waive the right to serve Tenant with process by any other lawful means).

18.           Damage by Fire, Etc.

(a)           If the Building, improvements, or Premises are rendered partially or wholly untenantable by fire or other casualty, and if such damage cannot in Landlord’s reasonable estimation, be materially restored within one hundred eighty (180) days of such damage, then Landlord or Tenant may terminate this Lease as of the date of such fire or casualty.  Landlord or Tenant shall exercise its option provided herein by written notice to the other within sixty (60) days of such fire or other casualty, provided that Landlord agrees not to exercise its right to terminate this Lease pursuant to this subparagraph unless it terminates all other leases of tenants in the Building similarly affected by such casualty and that Landlord has the right to terminate as a result of such casualty.  For purposes hereof, the Building, improvements, or Premises shall be deemed “materially restored” if they are in such condition as would not prevent or materially interfere with Tenant’s use of the Premises for the purpose for which it was then being used.

(b)           If this Lease is not terminated pursuant to Paragraph 19(a), then to the extent of available insurance proceeds.  Landlord shall proceed with all due diligence and repair and restore the Building, improvements or Premises, as the case may be (except that Landlord may elect not to rebuild if such damage occurs during the last three (3) years of the term of this Lease exclusive of any option which is unexercised at the date of such damage).

(c)           If this Lease shall terminate pursuant to this Paragraph 19, the term of this Lease shall end on the date of such damage as if that date had been originally fixed in this Lease for the expiration of the term hereof.  If this Lease shall not be terminated by Landlord pursuant to this Paragraph 19 and if the Premises is untenantable in whole or in part following such damage, the rent payable during this period in which the Premises is untenantable shall be reduced to such extent, if any, as may be fair and reasonable under all of the circumstances.  In the event that Landlord shall fail to complete such repairs and material restoration within two hundred forty (240) days after the date of such damage, Tenant may at its option and as its sole remedy terminate this Lease by delivering written notice to Landlord, whereupon the Lease shall end on the date of such notice as if the date of such notice were the date originally fixed in this Lease for the expiration of the term hereof, provided, however, that if construction is delayed because of changes, deletions, or additions in construction requested by Tenant, strikes, lockouts, casualties, acts of God, war, material or labor shortages, governmental regulations or control or other causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed.  Notwithstanding the foregoing to the contrary, any such termination by Tenant shall be without prejudice to any rights and remedies available to Tenant at law and equity, or under this Lease if Landlord has failed to comply with the terms of subparagraph 19(b) above.

In no event shall Landlord be required to rebuild, repair, replace any part of the partitions, fixtures, additions or other improvements which may have been placed in or about the Premises by Tenant.  Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or Premises shall be for the sole benefit of the party carrying such insurance and under its sole control except that Landlord’s insurance may be subject to control by (i) the holder or holders of any indebtedness secured by a mortgage or deed to secure debt covering any interest of Landlord in the Premises, the Building, or the Property, and/or (ii) the ground lessor of the Property.

(d)           Notwithstanding anything herein to the contrary, in the event the holder any indebtedness secured by a mortgage or deed to secure debt covering the Premises, Building or Property, or the ground lessor of the Property, requires that the insurance proceeds be paid to it, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such person, whereupon the Lease shall don the date of such damage as if the date of such damage were the date originally fixed in this Lease for the expiration of the term.

(e)           In the event of any damage or destruction to the Building or the Premises arty peril covered by the provisions of this Paragraph 19, Tenant shall, upon notice from Landlord, remove forthwith, at its sole cost and expense, such portion or of the property belonging to Tenant or its licensees from such portion or all of the Building or the Premises as Landlord shall reasonably request and Tenant hereby indemnifies, defends and holds Landlord harmless from any loss, liability, costs, and expenses, including attorneys’ fees, arising out of any claim of damage or injury as a result of such removal.

19.           Condemnation.

(a)           If an substantial part of the Building, improvements, or Premises should be taken for arty public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the Building or Premises for the purpose for which it is then being used, this Lease shall terminate effective when the physical taking shall occur in the same manner as if the date of such taking were the date originally fixed in this Lease for the expiration of the term hereof.  As used herein, “substantial part” shall mean more than twenty percent (20%).

(b)           If part of the Building, improvements, or Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this Lease is at terminated as provided in the subparagraph above, this Lease shall not terminate but the rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent, if any, as may be fair and reasonable under all of the circumstances and Landlord shall undertake to restore the Building, improvements, and Premises to a condition suitable for Tenant’s use, as near to the condition thereof immediately prior to such making as is reasonably feasible under all circumstances.

(c)           Tenant shall not share in any condemnation award or payment in lieu thereof or in any award for damages resulting from any grade change of adjacent streets, the same being hereby assigned to Landlord by Tenant; provided, however, that Tenant may separately claim and receive from the condemning authority, if legally payable, compensation for Tenant’s removal and reluctant costs and for Tenant’s loss of business and/or business interruption.

(d)           Notwithstanding anything to the contrary contained in this paragraph, if the temporary use or occupancy of any part of the Premises shall be taken or appropriated under power of eminent domain during the term of this Lease, this Lease shall be and remain unaffected by such taking or appropriation and Tenant shall continue to pay in full all rent payable hereunder by Tenant during the term of this Lease in the event of any such temporary appropriation and taking.  Tenant shall be entitled to receive that portion of any award which represents compensation for the use of or occupancy of the Premises during the term of this Lease, and Landlord shall be entitled to receive that portion of any award which represents the costs of restoration of the Premises and the use and occupancy of the Premises after the end of this Lease.

20.           Sale by Landlord.  In the event of a sale or conveyance by Landlord of the Building, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant only if the purchaser assumes all of the Landlord’s future obligations hereunder and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease.  Tenant agrees to attorn to the purchase or assignee in any such sale.

21.           Right of Landlord to Perform.  All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant’s sole cost and expense and without any abatement of rent.  If Tenant shall fail to perform any acts, covenants or agreements to be performed by Tenant under any of the terms of this Lease or to pay any such sum of money, other than rent, required to be paid by it hereunder, and such failure shall continue for ten (10) days after written notice thereof by Landlord, Landlord may, but shall not be obliged so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such act, covenant or agreement on tenant’s part to be made or performed as in this Lease provided.  All sums so paid by Landlord or costs related to Landlord’s performance of such acts, covenants or agreements and all necessary incidental costs, together with interest thereon at the Agreed Interest Rate as defined in Paragraph 8 hereof from the date of such payment by Landlord, shall be payable as additional rent to Landlord on demand, and Tenant covenants to pay any such sums, and Landlord shall have, in addition to any other right or remedy of the Landlord, the same rights and remedies in the event of nonpayment thereof by Tenant as in the case of default by Tenant in the payment of the rent.

22.           Surrender of Premises.

(a)           Tenant shall, at least one hundred eighty (180) days before the last day of the term hereof, give to Landlord a written notice of intention to surrender the Premises on that date, but nothing contained herein or in the failure of Tenant to give such notice shall be construed as an extension of the term hereof or as consent of Landlord to any holding over by Tenant.

(b)           By the end of the term or any renewal thereof or other sooner termination of this Lease, the Tenant will peaceably deliver up to the Landlord possession of the

Premises, together with all improvements, alterations or additions upon or belonging to the same, by whomsoever made, in the same condition as received, or first installed, ordinary wear and tear, damage by fire, earthquake, act of God, or the elements alone excepted.  Tenant shall, upon the termination of this Lease, remove all movable furniture, equipment and computer and telephone cables belonging to Tenant, at Tenant’s sole cost, title to which shall be in the name of Tenant until such termination, repairing any damage cause by such removal. Property not so removed shall be deemed abandoned by the Tenant, and title to the same shall thereupon pass to Landlord.  Unless otherwise agreed to in writing by Landlord, Tenant shall remove, at Tenant’s sole cost, any or all permanent improvements or additions to the Premises installed by or at the expense of Tenant and all movable furniture, equipment and computer and telephone cables belonging to Tenant which may be left by Tenant and repair any damage resulting from such removal.  See Exhibit “E”, “Special Stipulation” #21.

(c)           The voluntary or other surrender of this lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of the Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies.

23.           Waiver.  If either Landlord or Tenant waives the performance of any term, covenant or condition contained in this Lease, such waiver shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition contained herein.  Furthermore, the acceptance of rent by Landlord shall not constitute a waiver of any preceding reach by Tenant of any term, covenant or condition of this Lease, regardless of Landlord’s knowledge of such preceding breach at the time Landlord accepted such rent.  Failure by Landlord or Tenant to enforce any of the terms, covenants or conditions of this Lease for any length of time shall not be deemed to waive or to decrease the right of Landlord or Tenant to insist thereafter upon strict performance by Tenant or Landlord.  Waiver by Landlord or any term, covenant or condition contained in this Lease may only be made by a written document signed by Landlord.

24.           Notices.  Whenever any notice, demand or request is required or permitted hereunder, such notice, demand or request shall be hand-delivered in person or sent by United States Mail, registered, postage prepaid, to the addresses set forth below:

If to Landlord:	300 Galleria Parkway Associates
c/o Childress Klein Properties
300 Galleria Parkway, N.W.
Suite 600
Atlanta, Georgia 30339

with a copy to:	WORLDSPAN L.P.
Law Department
300 Galleria Parkway
Suite 2000

Atlanta, GA 30339

If to Tenant:	WORLDSPAN L.P., a Delaware Limited Partnership
300 Galleria Parkway
Suite 2100
Atlanta, GA 30339
ATTN: Vice President of Financial Planning and Administration

Any notice, demand or request which shall be served upon either of the parties in the manner aforesaid shall be deemed sufficiently given for all purposes hereunder (i) at the time such notices, demands or requests are held-delivered in person or (ii) on the third day after the mailing of such notices, demands or requests in accordance with the preceding portion of this paragraph.

Either Landlord or Tenant shall have the right from time to time to designate by written notice to the other party such other places in the United States as Landlord or Tenant may desire written notice to be delivered or sent in accordance herewith; provided, however, at no time shall either party be required to send more than an original and two copies of any such notice, demand or request required or permitted.

25.           Certain Rights Reserved to the Landlord.  Landlord reserves and may exercise the following rights without affecting Tenant’s obligations hereunder:

(a)           To designate all sources furnishing toilet supplies, lamps and bulbs used in the Premises;

(b)           to retain at all times pass keys to the Premises;

(c)           To grant to anyone the exclusive right to conduct any particular business or undertaking in the Building in keeping with the office nature of the Building;

(d)           To close the Building after regular work hours and on legal holidays subject, however, to Tenant’s right to admittance on a twenty-four hours basis under such reasonable regulations as Landlord may prescribe from time to time, which may include by way of example but not of limitation, that persons entering or leaving the Building register and provide sufficient forms of identification to a watchman and that said persons establish their rights to enter or leave the Building; and

(e)           To take any and all measures, including inspections, repairs, alterations, decorations, additions and improvements to the Premises or the Building, and identification and admittance procedures for access to the Building as may be necessary or desirable for the safety, protection, preservation security of the Premises or the Building or Landlord’s interest, or as may be necessary or desirable in the operation of the Building.

Landlord may enter upon the Premises and may exercise any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of Tenant’s use or possession and without being liable in any manner to Tenant and without abatement of rent or affecting any of Tenant’s obligations hereunder.

26.           Successors and Assigns.  Subject to the provisions of Paragraph 9 hereof, the terms, covenants and conditions contained herein shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties hereto.

27.           Attorney’s Fees.  In the event that any action or proceeding is brought to enforce any term, covenant or condition of this Lease on the part of Landlord or Tenant, the prevailing party in such litigation shall be entitled to reasonable attorneys’ fees to be fixed by the Court in such action or proceeding.

28.           Corporate Authority.  If Tenant signs as a corporation, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in Georgia, that the corporation has full right and authority to enter into this Lease, and that each and both of the persons signing on behalf of the corporation were authorized to do so.  Upon Landlord’s request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties.  If Tenant signs as any other legal entity, Tenant shall provide Landlord with reasonable evidence of authority.

29.           Mortgage Approvals.  Any provisions of this Lease requiring the approval or consent of Landlord shall not be deemed to have been unreasonably withheld if any mortgagee (which shall include the holder of any deed to secure debt) of the Premises.  Building or Property or any portion thereof shall refuse or withhold its approval or consent thereto.  Any requirement of Landlord pursuant to this Lease which is imposed pursuant to the direction of any such mortgagee shall be deemed to have been reasonably imposed by Landlord if made in good faith.

30.           Miscellaneous.  (a) The paragraph headings herein are for convenience of reference and shall in no way define, increase, limit, or describe the scope or intent of any provision of this Lease.  The term “Landlord” as used in this Lease shall include the Landlord, its successors and assigns.  In any case where this Lease is signed by more than one person, the obligations hereunder shall be joint and several.  The term “Tenant” or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their and each of their respective successors, executors, administrators, and permitted assigns, according to the context hereof.

(b)           Time is of the essence of this Lease and all of its provisions.  This Lease shall in all respects be governed by the laws of the State of Georgia.  This Lease, together with its exhibits, contains all the agreements of the parties hereto and supersedes any previous negotiations.  There have been no representations made by the Landlord or understandings made between the parties other than those set forth in this Lease and its exhibits.  This Lease may not be modified except by a written instrument by the parties hereto.  This Lease shall supersede all prior leases with Tenant with respect to the Premises or any portion thereof as such leases expire.

(c)           If for any reason whatsoever any of the provisions hereof shall be unenforceable or ineffective, all of the other provisions shall be and remain in full force and effect.

(d)           All obligations of Tenant or Landlord hereunder not fully performed as of the expiration or earlier termination of the term at this Lease shall survive the expiration or earlier termination of the term hereof.

(e)           If any clause, phrase, provision or portion of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable under applicable law, such event shall not affect, impair or render invalid or unenforceable the remainder of this Lease or any other clause, phrase, provision or portion hereof, nor shall it affect the application of any clause, phrase, provision or portion hereof to other persons or circumstances, and it is also the intention of the parties to this Lease that in lieu of each such clause, phrase, provision or portion of this Lease that is invalid or unenforceable, there be added as part of this Lease a clause, phrase, provision or portion as similar in terms to such invalid or unenforceable clause, phrase, provision or portion as may be possible and be valid and enforceable.

(f)            Whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant, the Landlord or Tenant shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to causes of any kind whatsoever which are beyond the control of Landlord; provided, however, that his provision shall not apply to Tenant’s obligations to pay rent under this Lease or to any other obligations of Tenant under this Lease involving, relating to, or that can be performed by the making of payments to Landlord or any other party.

(g)           Notwithstanding any other provisions of this Lease to the contrary, if the terms of this Lease hereof shall not have occurred before the twentieth (20th) anniversary of the date hereof, this Lease shall be null and void and neither party shall have any liability or obligation to the other hereunder.  The purposes and intent of this provision is to avoid the application or the rule against perpetuities to this Lease.

31.           Quiet Enjoyment.  Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, while paying the rental and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Premises for the terms hereof without hindrance or molestation from Landlord or any other party, subject to the terms and provisions of this Lease.  Landlord shall not be liable for any interference, nuisance or disturbance by other tenants or third parties, nor shall Tenant be released from any of the obligations of this Lease because of such interference, nuisance or disturbance.  At Tenant’s request, Landlord shall use reasonable efforts to cause any other tenant causing such interference, nuisance or disturbance to comply with such tenant’s lease obligations relating to such interference, nuisance or disturbance.

32.           Landlord’s Liability.  Any liability of Landlord hereunder shall be enforceable only out of the assets of Landlord including Landlord’s interest in the Building, the Property and all improvements constructed on the Property, and in no event out of the separate assets of any partner of Landlord.

33.           No Estate.  This contract shall create the relationship of Landlord and Tenant, and no estate shall pass out of Landlord.  Tenant has only a usufruct, not subject to levy and sale and not assignable by Tenant, except as provided for herein and in compliance herewith.

34.           Lease Effective Date.  Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or opinion for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

35.           Rules and Regulations.

(a)           Tenant shall faithfully observe and comply with the rules and regulations printed on or annexed to this Lease as Exhibit “A” which is attached hereto and made a part hereof and all reasonable modifications thereof and additions thereto from time to time put into effect by Landlord provided that all rules and regulations now in effect or which may be enacted by Landlord in the future shall be enforced only in a non-discriminatory manner with respect to Tenant and shall not in any event be construed to modify, alter or amend the provisions of this Lease.  Landlord shall supply Tenant with any changes or amendments to said rules.  Landlord shall not be responsible for the nonperformance by any other tenant or occupant of the Building of any of said rules and regulations.  Tenant shall faithfully observe and comply with the rules and regulations put into effect from time to time by the owners of other buildings and property within the Atlanta Galleria complex.  Tenant will be responsible for causing its employees, customers, subtenants, licensees, invitees, agents, concessionaires and contractors to comply with all such rules and regulations.

(b)           Tenant acknowledges and agrees that Landlord may insist upon compliance with and enforce the rules and regulations as well as any laws, statutes, ordinances or governmental rules or regulations as mentioned in Paragraph 5 above, and may, pursuant to the Georgia Criminal Trespass Statute (Official Code of Georgia Annotated, Section 16-7-21), prohibit any person including any of Tenant’s employees, agents, customers, licensees, guests, invitees, concessionaires, or contractors from entering or remaining upon all or any portion of the Building, including the Premises, or any other building or property within the Atlanta Galleria complex, including the hotel, office towers, parks, gardens, roadways, parking lots, parking decks, performance stages, and all other buildings, land or property, if Landlord determines in its sole discretion that said person has not complied with any law, ordinance, rule or regulation or poses a threat to the safety, welfare or health of any person or to the maintenance or orderliness of the administration of the Building.  Tenant further agrees that it shall not interfere with or object to Landlord’s enforcement of any such laws, ordinances, rules and regulations including Official Code of Georgia Annotated, Section 16-77-21 or any similar statute.

36.           Special Stipulation.  Special Stipulations to this Lease are set forth on Exhibit “E” attached hereto and made a part hereof.  In the event of any conflict between any provision set forth in Exhibit “E” and any provision contained elsewhere in this Lease, the former in all events shall supersede, prevail and control.

IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.

LANDLORD:

300 Galleria Parkway Associates,
a Texas limited partnership

By:	/s/ J. Donald Childress
J. Donald Childress,
sole General Partner

TENANT:

WORLDSPAN L.P., a Delaware limited partnership

(L.S.)

(L.S.)

By:	/s/ Mike Buchman
	Name:	Mike Buchman
	Title:	Chief Executive Officer

Attest:
Name:
Title:

(CORPORATE SEAL)

Peterson Properties hereby joins in this Lease for the purpose of agreeing to the provisions in Exhibit “E”, Special Stipulation #14 of this Lease.  Peterson Properties acknowledges and agrees that Peterson Properties shall not be a necessary party to any amendments to this Lease except to the extent that such amendments alter Peterson Properties’ rights or obligations under said Special Stipulation #14.

PETERSON PROPERTIES

By:	/s/ Robert E. Peterson
	Name:	Robert E. Peterson
	Title:	President

EXHIBIT “A”

RULES AND REGULATIONS

1.             Sidewalks, halls, passages, exits, entrances, elevators, escalators and stairways shall not be obstructed by Tenants or used by them for any purpose other than for ingress and egress from their respective Premises.  The halls, passages, exits, entrances, elevators and stairways are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building and its Tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any Tenant normally deals in the ordinary course of such Tenant’s business unless such persons are engaged in illegal activities.  No Tenant, and no employees or invitees of any Tenant, shall go upon the roof of the building, except as authorized by Landlord.

2.             No sign, placard, picture, name, advertisement, notice or other such item visible from the exterior of Premises shall be inscribed, painted, illuminated, affixed, installed or otherwise displayed by any tenant either on its Premises or any part of the Building without the prior written consent of Landlord, and Landlord shall have the right to remove any such sign, placard, picture, name, advertisement, notice or other such item without notice to and at the expense of Tenant.

If Landlord shall have given such consent to any Tenant at any time, whether before or after the execution of the Lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of such Lease, and shall be deemed to relate only to the particular sign, placard, picture, name, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to any other such sign, placard, picture, name, advertisement or notice.

All approved signs or lettering on doors and walls shall be printed, painted, affixed and inscribed at the expense of the Tenant by a person approved by Landlord.

3.             The bulletin board or directory of the Building will be provided exclusively for the display of the name and location of Tenants only and Landlord reserves the right to exclude any other names therefrom, including the names of any subtenants of Tenant.

4.             No curtains, draperies, blinds, shutters, shades, screens or other coverings, awnings, hangings or decorations shall be attached to, hung or placed in, or used in connection with, any window or door on any Premises without the prior written consent of Landlord.  In any event with the prior written consent of Landlord, all such items shall be installed inboard of Landlord’s standard window covering and shall in no way be visible from the exterior of the Building.  No articles shall be placed or kept on the window sills so as to be visible from the exterior of the Building.  No articles shall be placed against glass partitions or doors which might appear unsightly from outside Tenant’s Premises.

5.             Landlord reserves the right to exclude from the building between the hours of 6 pm and 8 am on Monday through Friday and at all hours on Saturdays, Sundays, and holidays all persons who are not Tenants or their accompanied guests in the Building.  Each Tenant shall be responsible for all persons for whom it allows to enter the Building and shall be liable to Landlord for all acts of such persons.

Landlord shall in no case be liable for damages for error with regard to the admission to or exclusion from the Building of any person.

During the continuance of any invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord’s opinion, Landlord reserves the right to prevent access to the Building by closing and/or locking the doors, or otherwise, for the safety of Tenants and protection of the Building and property in the Building.

6.             No Tenant shall employ any persons for the purpose of cleaning Premises unless otherwise agreed to by Landlord in writing.  Except with the written consent of Landlord no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning same.  No Tenant shall cause any unnecessary labor by reason of such Tenant’s carelessness or indifference in the preservation of good order and cleanliness of the Premises.  Landlord shall in no way be responsible to any tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of any Tenant by the janitor or any other employee or any other person.

7.             No Tenant shall obtain or maintain for use upon its Premises or the Building coin-operated or other vending machines or accept barbering or bootblacking services in its Premises or in the Building except from persons authorized by Landlord.

8.             Each Tenant shall see that all doors of its Premises are closed and securely locked and must observe strict care and caution that all water faucets, water apparatus, coffee makers and any other electrical appliances or equipment are entirely shut off before the Tenant or its employees leave such Premises, and that all utilities shall likewise be carefully shut off so as to prevent waste or damage, and for any default or carelessness the Tenant shall make good all injuries sustained by other Tenants or occupants of the Building of Landlord.  On multiple tenancy floors, all Tenants shall keep the door or doors to the Building corridors closed at all times except for ingress and egress.

9.             As more specifically provided in the Tenant’s Lease of the Premises, Tenant shall not waste electricity, water or air-conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building’s heating and air-conditioning, and shall refrain from attempting to adjust any controls.

10.           No Tenant shall alter any lock or access device or install a new or additional lock or access device or any bolt on any door of its Premises without the prior written consent of Landlord.  If Landlord shall give its consent, Tenant shall in each case furnish Landlord with a key for any such lock.

11.           No Tenant shall make or have made additional copies of any keys or access devices provided by Landlord.  Each Tenant, upon the termination of the Tenancy, shall deliver to Landlord all the keys or access devices for the Building, offices, rooms and toilet rooms which shall have been furnished Tenant or which Tenant shall have had made.  In the event of the loss of any keys or access devices so furnished by Landlord, Tenant shall pay Landlord therefor.

12.           The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever, including, but not limited to, coffee grounds shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant, who, or whose employees or invitees, shall have caused it.

13.           No Tenant shall use or keep in its Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities necessary for the operation or maintenance of office equipment.  No Tenant shall use any method of heating or air-conditioning other than that supplied by Landlord.  In the event flammable or combustible fluids or materials are permitted by Landlord in the Premises, these materials must be maintained and secured so as to comply with all laws, rules and regulations governing such materials, including but not limited to, all fire codes.

14.           No Tenant shall use, keep or permit to be used or kept in its Premises any foul or noxious gas or substance or permit or suffer such Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations or interfere in any way with other Tenants or those having business therein, nor shall any animals or birds be brought or kept in or about any Premises of the Building.

15.           No cooking shall be done or permitted by any Tenant on its Premises without the consent of Landlord (except that use by the Tenant of Underwriters’ Laboratory approved equipment for the preparation of coffee, tea, hot chocolate and similar beverages for Tenants and their employees shall be permitted, provided that such equipment and use is in accordance with applicable federal, state and city laws, codes, ordinances, rules and regulations) nor shall Premises be used for lodging.

16.           Except with the prior written consent of Landlord, no Tenant shall sell, permit the sale, at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise in or on any Premises, nor shall Tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from any Premises for the service or accommodation of occupants of any other portion of the Building, nor shall the Premises of any Tenant be used for the storage of merchandise or for manufacturing of any kind, or the business of a public barber shop, beauty parlor, nor shall the Premises of any Tenant be used for any improper, immoral or objectionable purpose, or any business activity other than that specifically provided for in such Tenant’s lease.

17.           If Tenant requires telegraphic, telephone, burglar alarm or similar services, it shall first obtain, and comply with Landlord’s instructions in their installation.

18.           Landlord will direct electricians as to where and how telephone, telegraph and electrical wires are to be introduced or installed.  No boring or cutting for wires will be allowed without the prior written consent of Landlord.  The location of burglar alarms, telephones, call boxes or other office equipment affixed to all Premises shall be subject to the written approval of Landlord.

19.           No Tenant shall install any radio or television antenna, loudspeaker or any other device on the exterior walls or the roof of the Building.  Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

20.           No Tenant shall lay linoleum, tile, carpet or any other floor covering so that the same shall be affixed to the floor of its Premises in any manner except as approved in writing by Landlord.  The expense of repairing any damage resulting from a violation of this rule or the removal of an floor covering shall be borne by the Tenant by whom, or by whose contractors, employees or invitees, the damage shall have been caused.

21.           No furniture, freight, equipment, materials, supplies, packages, merchandise or other property will be received in the Building or carried up or down the elevators except between such hours and in such elevators as shall be designated by Landlord.  In the event Landlord permits use of the Building’s loading dock and/or elevators after normal Building hours, then Landlord shall have the right to impose reasonable charges on Tenant for such use.  Landlord shall have the right to prescribe the weight, size and position of all safes, furniture, files, bookcases or other heavy equipment brought into the Building.  Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as determined by Landlord to be necessary to properly distribute the weight thereof.  Landlord will not be responsible for loss of or damage to any such safe, equipment or property from any cause, and all damage done to the Building by moving or maintaining any such safe, equipment or other property shall be repaired at the expense of Tenant.

Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant’s expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration.  The persons employed to move such equipment in or out of the Building must be acceptable to Landlord.

22.           No Tenant shall place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law.  No Tenant shall mark, or drive nails, screws or drill into, the partitions, woodwork or plaster or in any way deface such Premises or any part thereof.

23.           There shall not be used in any space, or in the public areas of the Building, either by Tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve.  No other vehicles of any kind shall be brought by any Tenant into or kept in or about the Premises.

24.           Each Tenant shall store all its trash and garbage within the interior of its Premises.  No materials shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in this area without violation of any law or ordinance governing such disposal.  All trash, garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord may designate.

25.           Canvassing, soliciting, distributing of handbills or any other written material, and peddling in the Building are prohibited and each Tenant shall cooperate to prevent the same.  No Tenant shall make room-to-room solicitation of business from other tenants in the Building.

26.           Landlord reserves the right to exclude or expel from the Building any person who, in Landlord’s judgment, is intoxicated or under the influence of alcohol or drugs or who is in violation of any of the rules and regulations of the Building.

27.           Without the prior written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant’s address.

28.           Tenant shall comply with all energy conservation, safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

29.           Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

30.           The requirements of Tenants will be attended to only upon application at the office of the Building by an authorized individual.  Employees of Landlord shall not perform any work or do anything outside of their regular duties unless given special instructions from

Landlord, and no employees will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

31.           Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular Tenant or Tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other Tenant or Tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all Tenants of the Building.

32.           Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein.  Tenant agrees to abide by all such Rules and Regulations herein above stated and any additional rules and regulations which are adopted.

33.           All wallpaper or vinyl fabric materials which Tenant may install on painted walls shall be applied with a strippable adhesive.  The use of non-strippable adhesives will cause damage to the walls which materials are removed, and repairs made necessary thereby shall be made by Landlord at Tenant’s expense.

34.           All work proposed by Tenant in the Premises must be pre-approved by Landlord.  Tenant will refer all contractors, contractors representatives and installation technicians, rendering any service to Tenant, to Landlord for Landlord’s supervision, approval and control before performance of any contractual service.  This provision shall apply to all work performed in the Premises and other portions of the Building, including installations of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building.

35.           Tenant shall give prompt notice to Landlord of any accidents to or defects in plumbing, electrical fixtures, or heating apparatus so that such accidents or defects may be attended to properly.

36.           Tenant shall be responsible for the observance of all of the foregoing Rules and Regulations by Tenant’s employees, agents, clients, customers, invitees and guests.

37.           These Rules and Regulations are in addition to, and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants, agreements and conditions of any Lease of Premises in the Building.

38.           Smoking of tobacco products (including, but not limited to, cigarettes, cigars, pipes or similar utensils) is expressly prohibited in the lobby, hallways, elevators, building entrances, restrooms, stairwells and common areas in and around the Building.  Tenant shall not permit any of its employees, agents, servants, licensees, contractors or invitees to smoke in those areas specified in the immediately preceding sentence.  Tenant further agrees either (i) to prohibit smoking within the Premises, or (ii) if smoking is permitted by Tenant within the Premises, to take at Tenant’s sole expense, such steps (which steps may include, but not be limited to, installing exhaust equipment to supplement the Building’s heating, ventilation and air conditioning system) as shall be required by Landlord to avoid any infiltration of smoke from the Premises into the space of other tenants or the common areas in the Building. To enable smokers to have an area outside of the Building in which to smoke, the Landlord shall designate from time to time specific areas where smoking is permitted.  Smokers are required to keep these designated smoking areas clean, attractive and free of litter.

EXHIBIT “C”

TENANT LEASE ETOPPEL CERTIFICATE

Landlord:	300 Galleria Parkway Associates, a Texas limited partnership.

Tenant:	WORLDSPAN, L.P., a Delaware limited partnership

Premises:	Floors 3, 4, 5, 11, 14, 15, 16, 17, 18, 19, 20, 21 and Basement, 300 Galleria Parkway, Atlanta, Georgia.

Total Area:	271,420 Sq. Ft.	Lease Date:

The undersigned Tenant under the above-referenced lease (the “Lease”) hereby ratifies the Lease and certifies to 300 Galleria Parkway Associates, a Texas limited partnership (“Landlord”) as owner of the real property of which the premises demised under the Lease (the “Premises”) is a part, as follows:

1.             That the term of the Lease commenced on                   , 19       and the Tenant is in full and complete possession of             square feet of the Premises demised under the Lease and has commenced full occupancy and use of such portion of the Premises, such possession having been delivered by Landlord and having been accepted by the Tenant.

2.             That the Lease calls for monthly rent installments of $                  to date and that the Tenant is paying monthly installments of rent of $           which commenced to accrue on the            day of                             , 19      .

3.             That no advance rental or other payment has been made in connection with the Lease, except rental for the current month.  There is no “free rent” or other concession under the remaining term of the Lease, and the rent has been paid to and including                              , 19       .

4.             That a security deposit in the amount of $                  is being held by Landlord, which amount is not subject to any set off or reduction or to any increase for interest or other credit due to Tenant.

5.             That all obligations and conditions under said Lease to be performed to date by Landlord or Tenant have been satisfied, free of defenses and set-offs including all construction work in the Premises.

6.             That the Lease is a valid lease and in full force and effect and represents the entire agreement between the parties; that there is no existing default on the part of Landlord or the Tenant in any of the terms and conditions thereof and no event has occurred which, with the passing of time or giving of notice or both, would constitute an event of default; and that said Lease has: (Initial One)

(        )     not been amended, modified, supplemented, extended, renewed or assigned.

(        )     been amended, modified, supplemented, extended, renewed or assigned as follows by the following described agreements:

7.             That the Lease provides for a primary term of        months; the term of the Lease expires on the        day of        , 19      ; and that:  (Initial One)

( )	neither the Lease nor any of the documents listed in Paragraph 6 (if any), contain an option for any additional term or terms.

( )	the Lease and/or the documents listed under Paragraph 6, above, contain an option for additional term(s) of year(s) and month(s) (each) at a rent to be determined as follows:

8.             That Landlord has not rebated, reduced or waived any amounts due from Tenant under the Lease, either orally or in writing, nor has Landlord provided financing for, made loans or advances to, or invested in the business of Tenant.

9.             That, to the best of Tenant’s knowledge, there is no apparent or likely contamination of the real property or the Premises by hazardous materials, and tenant does not use, nor has Tenant disposed of, hazardous materials in violation of environmental laws on the real property or the Premises.

10.           That there are no actions, voluntary or involuntary, pending against the Tenant under the bankruptcy laws of the United States or any state thereof.

11.           That this certification is made knowing that Landlord is relying upon the representations herein made.

Tenant:

WORLDSPAN, L.P., a Delaware limited partnership

Dated:	By:
Typed Name:
Title:

EXHIBIT “D”

[FLOORPLAN OMITTED]

EXHIBIT “E”

SPECIAL STIPULATIONS

Added to and made a part of Lease Agreement between 300 Galleria Parkway Associates, a Texas limited partnership (“Landlord”) and WORLDSPAN L.P. (“Tenant”).

1.             Premises

Landlord and Tenant acknowledge that, as a result of the timing of the expiration of prior leases with Tenant relating to the portions of the Premises, the Premises shall be added to this Lease in phases as follows:

(a)           For the period commencing September 1, 1997 and continuing through September 30, 1997, the Premises shall consist of 163,336 square feet, being floors 15, 16, 17, 18, 19, 20 and 21, plus an additional 1,940 square feet of storage in the Basement as depicted on Exhibit “D” to this Lease.

(b)           For the period commencing October 1, 1997 and continuing through December 31, 1997, the Premises shall consist of 178,478 square feet, being floors 3, 15, 16, 17, 18, 19, 20 and 21, plus an additional 1,940 square feet of storage in the Basement as depicted on Exhibit “D” to this Lease.

(c)           For the period commencing January 1, 1998 and continuing through the remaining term of this Lease, the Premises shall consist of 269,480 square feet, being floors 3, 4, 5, 11, 14, 15, 16, 17, 18, 19, 20 and 21, plus an additional 1,940 square feet of storage in the Basement as depicted on Exhibit “D” to this Lease.

2.             Monthly Rental

(a)           For the period commencing September 1, 1997 and continuing through September 30, 1997, Tenant shall pay to Landlord annual rental of Three Million Nine Hundred Five Thousand, One Hundred Sixty-Three and 44/100 Dollars ($3,905,163.44) payable in equal monthly rental installments of Three Hundred Twenty-Five Thousand, Four Hundred Thirty and 29/100 Dollars ($325,430.29).

(b)           For the period commencing October 1, 1997 and continuing through December 31, 1997, Tenant shall pay to Landlord annual rental of Four Million, Two Hundred Sixty-Five Thousand, Three Hundred Ninety-One and 62/100 Dollars ($4,265,391.62) payable in equal monthly rental installments of Three Hundred Fifty-Five Thousand, Four Hundred Forty-Nine and 30/100 Dollars ($355,449.30).  The increase in square footage is derived from the addition of Suite 300 (15,142 square feet).

(c)           For the period commencing January 1, 1998 and continuing through December 31, 2002, Tenant shall pay to Landlord annual rental of Six Million, Four Hundred Thirty Thousand, Three Hundred Twenty-Nine, and 20/100 Dollars ($6,430,329.20) payable in equal monthly rental installments of Five Hundred Thirty Five Thousand, Eight Hundred Sixty and 77/100 Dollars ($535,860.77).  The increase in square footage is derived from the addition of Suites 400 (21,642 square feet), 500 (23,075 square feet), 1100 (23,139 square feet) and 1400 (23,139 square feet) for a total of 9 1,002 additional square feet.

(d)           For the period commencing January 1, 2003 and continuing through December 31, 2004, Tenant shall pay to Landlord annual rental of Six Million, Seven Hundred Six Thousand, One Hundred Sixty-Eight and 80/100 Dollars ($6,706,168.80) payable in equal monthly rental installments of Five Hundred Fifty-Eight Thousand, Eight Hundred Forty-Seven and 40/100 Dollars ($558,847.40)

(e)           The monthly installments set forth above shall be payable in advance on the first day of each month during every year of the term hereby demised in lawful money of the United States, without deduction or off-set whatsoever, to Landlord or to such other firm as Landlord may, from time to time, designate in writing.  Said rental is subject to adjustments as provided hereinbelow.  If this Lease commences on a day other than the first day of the calendar month, the monthly rental for the fractional months shall be appropriately prorated.

3.             Direct Operating Expenses

In addition to the rent provided for above, Tenant shall pay as additional rent hereunder Tenant’s Prorata Share as hereinafter defined and as further provided below:

(i)            As used herein, the term “Tenant’s Prorata Share” shall mean, for any period, the positive amount, if any, determined by (a) deducting Base Expenses for the period (prorated in the case of partial years) from Operating Expenses for such period and, (b) multiplying the difference by a fraction, the numerator of which shall be the Net Rentable Area of the Premises, excluding the Storage Area, which is 269,480 and the denominator of which shall be 425,540 (the Net Rentable Area of the Building excluding storage areas, health club facility and building conference room).  As used herein, “Operating Expenses” shall mean all expenses of every kind incurred and paid by Landlord with respect to the management, operation, maintenance and repair (including the cost of any capital improvements or repairs amortized over such reasonable period commencing after completion of such improvements or repairs as Landlord reasonably determines (the amortization period selected by Landlord shall reflect the useful life of the improvement or repair) together with interest on the unamortized balance at the prime rate at the time of such capital improvements or repairs (i) which are required to replace existing items which have worn out, (ii) which are required to refurbish the lobby area of the Building or other common areas in order to maintain the Building at the then current standards for first-class office building complexes, or (iii) which are required under any governmental laws or regulations) of the Building, the parking garage associated therewith, the land under the Building and the garage and all appurtenances including, without limitation, real and personal property taxes (including community improvement district assessments), insurance, administrative expenses, the cost of providing physical security and security personnel to the Building including, but not limited to, security contracts, security supplies and miscellaneous security expenses including, but not limited to, recruiting, training, rent and general administrative expenses associated with the security operation, communication systems, uniforms, vehicles, vehicle maintenance and any other security service supplied or paid for by Landlord on behalf of the Building, energy and other utility costs, janitorial service costs, the Building’s prorata share of Galleria CAM assessments made by Atlanta Galleria Associates pursuant to that certain Common Area Maintenance Agreement, dated July 2, 1985 and Building personnel costs, including but not limited to, salaries, wages, fringe benefits, and other direct and indirect costs of engineers, Senior Property Manager, Engineer Manager, Building Managers, construction department, superintendents, watchmen, porters, and any other Building personnel and associated overhead, less amounts actually received in direct reimbursement for the cost of after-hours or extraordinary utility or HVAC service, submetered utilities, lamp replacement, and improvement work done for all tenants, all recorded on a cash basis and determined in accordance with accepted principles of sound management and accounting practices applicable to first-class office building complexes and consistently applied.  Additionally, to the extent any costs are incurred for the benefit of a facility or other property other than the Building (including, but not limited to, other office buildings), such costs shall be appropriately allocated to the Building and such other facility or other property, and if the cost is incurred for the benefit of two or more buildings, and the actual allocation cannot be determined, the costs shall be shared on a proportionate basis relative to the rentable square footage of each of the respective buildings.  To the extent costs are incurred relative to personnel who devote their time to more than the Building, the costs shall be appropriately allocated between the time spent by such personnel in each building.  The term Operating Expenses does not including the following: (1) income or franchise taxes of Landlord, (2) expenses incurred in leasing to or procuring of tenants, leasing or broker’s commissions, advertising expenses and expenses for the renovation of space for new tenants, (3) interest or principal payments on any mortgage or other indebtedness of Landlord, (4) compensation paid to any employee of Landlord or any employee of any management agent of Landlord above the grade of Senior Property Manager, (5) any depreciation or amortization allowance or expense other than for the amortization of capital improvements or repairs as outlined herein, (6) the costs of tenant appreciation or promotion events but only to the extent the Tenant elects not to participate in such events, (7) any capital costs or expenses associated exclusively with the construction of any new building, walkways or access thereto from the Building, (8) any depreciation of the Building, (9) any fines or penalties incurred due to violations by Landlord of any law, (10) costs and expenses incurred in connection with financing, refinancing or syndication of the Building, (11) legal and professional fees and expenses incurred in connection with the enforcement of any leases for space within the Building or in connection with the collection of any remit, (12) any management fees paid to third party managers of the Building, such as the existing five percent (5%) management fee paid to CK Atlanta Office Management, Inc., and (13) any penalties, fines, and other such charges due to the failure of Landlord to timely pay when due (a) any taxes for which Landlord is responsible for remitting or (b) taxes owed by Landlord under the Lease.

As herein, “Base Expenses” shall mean $5.76 per square foot of the Net Rentable Area of the Premises.

(ii)           With respect to each calendar year or portion there of during the term of this Lease, Tenant shall pay Landlord in the manner hereafter provided Tenant’s Prorata Share for such period.  It is acknowledged and agreed that with respect to any calendar year or portion thereof, it will not be possible to determine the actual amount of Tenant’s Prorata Share until after the end of such calendar year.  Therefore, Tenant shall pay actual and estimated Tenant’s Prorata Share as follows:

Payment of Actual Tenant’s Prorata Share:

(1)           On or before March 31st of each calendar year during the term of this Lease, or as soon thereafter as practicable, Landlord shall furnish Tenant an Annual Expense Statement (the “Annual Expense Statement”) setting forth the actual Tenant’s Prorata Share for the preceding calendar year;

(2)           On or before the first day of the calendar month following the date upon which Landlord shall have delivered to Tenant an Annual Expense Statement of Tenant’s Prorata Share for such lease year, Tenant shall pay Landlord with the next succeeding rent payment due in the case of an underpayment of Tenant’s Prorata Share, or Landlord shall credit to Tenant against the next succeeding rent payments due from Tenant, as necessary, in the case of any overpayment of tenant’s Prorata Share, the difference between the amount Tenant shall have paid for estimated Tenant’s Prorata Share (as described below) for such preceding calendar year and the actual Tenant’s Prorata Share shown on the Annual Expense Statement.

Payment of Estimated Prorata Share:

(1)           On or before December 31 of each year, Landlord shall provide Tenant with an Annual Expenses Estimate (the “Annual Expense Estimate”) of Tenant’s Prorata Share for the upcoming calendar year, whereupon the following January 1, Tenant shall begin paying Landlord one-twelfth (1/12) of such Annual Expense Estimate with each succeeding monthly installment of rent.

(iii)          At the end of the term of this Lease or upon any earlier termination of the Lease or of Tenant’s right to possession of the Premises, Tenant shall be obligated to pay Landlord, in the event of an underpayment by Tenant, or Landlord shall be obligated to refund to Tenant, in the event of any overpayment by Tenant, the difference, if any, between the aggregate amount actually paid by Tenant with respect to Tenant’s Prorata Share and that which it is obligated to pay under the foregoing subparagraph (ii).  As soon as practicable after the beginning of the calendar year following the end of the term hereof or any such earlier termination, Landlord shall furnish Tenant an Annual Expense Statement in the manner provided in the foregoing subparagraph (ii) relative to prorata portion of the preceding calendar year for which this Lease was in effect and Tenant had the right to possession of the Premises, and upon the furnishing of such Annual Expense Statement, Landlord shall immediately refund, or Tenant shall immediately pay Landlord, the amount, if any, due as aforesaid.  Tenant’s obligation to pay Tenant’s Prorata Share and Landlord’s obligation to refund any overpayments as aforesaid shall survive any expiration or other termination of this Lease.

(iv)          It is understood and agreed that Tenant’s Prorata Share shall, for the purposes of the default provisions hereof, be deemed to be additional rent due from Tenant, and any default in the payment thereof shall entitle Landlord to all remedies provided for herein or at law or in equity on account of Tenant’s failure to pay rent.  The other provisions hereof to the contrary notwithstanding, it is agreed that Tenant’s payment of a portion of the expense of operating the Building shall not be deemed payments of rent as that term is construed relative to governmental wage and price controls or analogous governmental actions affecting the amount of rent which Landlord may charge Tenant.

(v)           Landlord shall make available to Tenant at Landlord’s office in Atlanta, Georgia, upon written request of Tenant made within ninety (90) days of Tenant’s receipt of any statement of Landlord given pursuant to subparagraph (ii) above, such supporting data in Landlord’s or its agents possession as Tenant may reasonably request to verify the accuracy of the statement received.  Tenant shall also have the right to audit Landlord’s records, at Tenant’s expense, for the purpose of verifying the accuracy of any such statement rendered by Landlord and, provided further that Tenant’s demand for such audit must be made by notice to Landlord within ninety (90) days of Tenant’s receipt of the statement to be audited, and, provided further that the audit shall be commenced on such date as Landlord shall establish within sixty (60) days of the date of Tenant’s notice to Landlord demanding the audit and the audit shall be completed promptly thereafter.  If Tenant’s audit discloses an alleged material discrepancy in the statement of Landlord in question, and such alleged discrepancy is not resolved by Landlord and Tenant within sixty (60) days after Tenant’s receipt of the statement in question, the alleged discrepancy shall be submitted to a panel of three independent Certified Public Accountants, one of whom shall be selected and paid by Landlord, one of whom shall be selected and paid by Tenant, and one of whom shall be selected by the other two and paid one-half by Landlord and one-half by Tenant.  Such panel shall resolve the dispute by majority vote, except that if there is no majority vote on any issue, the determination of the accountant selected by the other two accountants shall be final on that issue.  The resolution of the panel of any issue shall be final and binding upon Landlord and Tenant with respect to the time period covered by the questioned statement and thereafter, and appropriate payments or refund shall be made between Landlord and Tenant.  During the pendency of such review and audit, payments under this Lease shall continue to be made by Tenant on the basis of the statement in question.

4.             Hazardous Materials

Landlord shall not use, handle, store, deal in, discharge or fabricate any Hazardous Material on or about the Premises, the Building or the Land, except for Hazardous Materials used in the normal operation of the Building and the Land and in compliance with all applicable laws.  Landlord shall indemnify Tenant (and anybody claiming by, through or under Tenant) from and against any and all claims, damages, losses, costs and expenses (including reasonable attorneys’ fees and court costs) incurred by Tenant or anybody claiming by, through or under Tenant as a result of Landlord’s introduction of any Hazardous Materials to the Premises, the Building or the Land or any environmental problems relating to the Premises, the Building or the Land which are caused by Landlord.

5.             Alterations

With respect to any alteration, addition or improvement which does not affect the structure of the Building, does not affect the Building’s systems, does not diminish the capacity of the Building systems available to other portions of the Building, is not visible from the common areas or the exterior of the Building, and is in full compliance with all governmental rules and regulations, Landlord’s consent shall not be unreasonably withheld.  With respect to any alteration, addition or improvement that immediately becomes Landlord’s property pursuant to paragraph 6 of the Lease, Landlord shall be responsible, on Landlord’s property tax returns, for any required reporting of such alteration, addition or improvement.

6.             Assignment And Subletting

To the extent Landlord’s consent is required, the parties hereby agree that it shall be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed subletting, assignment or other transfer where one or more of the following applies (without limitation as to other reasonable grounds for withholding consent): (i) in Landlord’s sole discretion, the proposed transferee is of a character or reputation or engaged in a business which is not consistent with the quality, hours, or overall operation of the Building, (ii) the proposed transfer is either a governmental agency (or instrumentality thereof) or an occupant of the Building, or (iii) in Landlord’s sole discretion, the proposed transferee does not have a reasonable financial condition in relation to the obligations to be assumed in connection with the subletting, assignment or other transfer.  Subject to Landlord’s approval rights, and provided that Landlord shall not be required to incur any costs, Landlord agrees to cooperate with Tenant in Tenant’s attempts to sublease the Premises.

Notwithstanding anything contained in Paragraph 9 of the Lease to the contrary, provided Tenant is not in default hereunder.  Tenant shall have the right, upon at least ten (10) days’ prior written notice to Landlord and the delivery of a copy of the proposed assignment agreement or sublease as provided below, to assign this Lease or sublet all or any portion of the Premises to an Affiliate (as hereinafter defined); provided, however, no such assignment or subletting shall relieve Tenant of its obligations to Landlord hereunder and, in case of any assignment, the assignee shall expressly assume the obligations of Tenant hereunder.  The term “Affiliate” shall mean any parent corporation or any subsidiary which is controlled by Tenant, or any Affiliate in which or with which Tenant is merged or consolidated provided that, by operation of law or by effective provisions contained in the instruments of merger or consolidation, the liabilities of the corporation participating in such merger or consolidation are assumed by the corporation surviving such merger or created by such consolidation.  In no event shall a public sale of Tenant (or any portion thereof) be considered an assignment for the purposes of this Paragraph.  The term “control” shall mean the ownership of not less than twenty-five percent (25%) of the voting rights attributable to the shares of the controlled corporation.

Tenant shall have the right to collect and retain any rents or other charges payable pursuant to any sublease or assignment, without affecting any of Tenant’s obligations to Landlord under this Lease; excepting, however, that one half (1/2) of all profit (net of leasing commissions, tenant improvement costs and other assignment or subletting expenses) in connection with any sublease or assignment shall belong to and be paid to Landlord.

7.             Insurance And Indemnification

Landlord shall hold Tenant harmless from and defend and indemnify Tenant against any and all claims or liabilities for any injury or damage to any person or property whatsoever occurring in, on or about the Building or the Land (excluding the Premises) when such injury or damage shall be caused in part or in whole by the act, neglect, fault of or omission of any duty with respect to the same by Landlord, its agents, servants, employees or invitees.  Landlord further agrees to indemnify, defend and save harmless Tenant against and from any and all claims in any manner relating to any work or thing whatsoever done by Landlord in or about, or any transaction of Landlord concerning, the Land or the Building (excluding the Premises) and will further indemnify, defend and save Tenant harmless against and from any and all claims arising from any breach or default on the part of Landlord in the performance of any covenant or agreement on the part of Landlord to be performed pursuant to the terms of this Lease (including, but not limited to, Landlord’s agreement herein to pay brokerage commissions or fees) or arising from any act or negligence of Landlord or any of its agents, contractors, servants, employees and licensees.  The provisions of this Lease with respect to any claims or liability occurring prior to the termination or expiration of this Lease shall expressly survive such termination or expiration of this Lease.

Landlord shall procure at its expense and maintain throughout the term of this Lease a policy or policies of commercial property insurance, issued on an “all risk” basis, insuring the full replacement cost of the Building and improvements to the Building (other than tenant improvements), together with the furniture, equipment, supplies and other property owned, leased, held or used by Landlord in connection with the operation and maintenance of the Building (with a replacement cost endorsement sufficient to prevent Landlord from becoming a co-insurer), and workmen’s compensation insurance as required by applicable law.  Landlord shall also procure at its expense and maintain throughout the term of this Lease a policy or policies of commercial general liability insurance, written on an occurrence basis, and insuring Landlord against any and all liability for injury to or death of person or persons and for damage to property occasioned by or arising out of the condition, use or occupancy of the Building, or in any way occasioned by or arising out of the activities of Landlord, its agents, contractors, employees, guests, or licensees in the Building, the limit of such policy or policies to be in combined single limits for both damaged property and personal liability in amounts of not less than Five Million Dollars ($5,000,000.00) for each occurrence.  Tenant shall be identified as an additional insured with respect to the Building under Landlord’s commercial general liability insurance.  All insurance required by Landlord hereunder shall be issued by an insurance company licensed to do business in the State of Georgia.  Landlord shall not cancel such insurance without giving Tenant at least thirty (30) days’ prior written notice.

8.             Services And Utilities

Subject to (i) Landlord’s compliance with all applicable laws, (ii) the availability of all necessary utility services, and (iii) temporary disruptions for maintenance and repair, central heating and air conditioning shall be supplied in season within the following ranges:

Summer

Inside temperature - 72-76°F, dry bulb with 50% relative humidity.

Outside temperature - 92° F, dry bulb, 77°, wet bulb.

Winter

Inside temperature - 70-75 ° F, dry bulb.

Outside temperature - 29° F, dry bulb.

Outlined in Exhibits “I” and “J” are the cleaning specifications currently provided by Landlord with regard to the Premises, as well as the security services currently in effect with regard to the Building.  While Landlord reserves the right to modify both the security and janitorial services to the Premises and the Building, Landlord will not in any material way change the quality of these services as long as the Lease is in full force and effect.

The passenger and freight elevators are in operation 24 hours per day, seven days a week, subject to temporary stoppage of individual elevators for repair, maintenance, and refurbishing.  Security proximity cards are currently necessary to access any elevators on the weekends and after business hours on weekdays.

9.             Acceptance Of Premises

Tenant accepts the Premises in their “as-is” condition and as satisfactory for Tenant’s use.  Landlord shall have no obligation to make any additional improvements or alterations to the Premises except as otherwise provided herein.

10.           Reserved Parking

Throughout the term of this Lease (including any renewal terms), Landlord shall continue to make available to Tenant, sixty-five (65) reserved parking spaces free of charge as outlined in Exhibit “G”, “Parking”.  Landlord represent that there are 3.2 parking spaces per each 1,000 square feet of usable square feet in the Premises, with such parking spaces to be located in the parking garage and areas serving the Building.  All of said parking spaces may be used free of charge by Tenant, its employees, and invitees throughout the Lease Term (including any renewal terms).

11.           Option To Renew

Tenant shall have the option to renew this Lease upon the same terms and conditions set forth in this Lease (other than the monthly base rent) for an additional thirty-six (36) month period beginning January 1, 2005 by notifying Landlord of its intention to renew between September 30, 2003 and December 31, 2003, provided that Tenant is not in default beyond any applicable periods of notice and cure of any of the terms, covenants and conditions of the Lease at the time Tenant gives the required notice or anytime thereafter up to, and including, the commencement date of the renewal term.  The rental rate for the renewal period shall be 95% of the Market Rate, but in no event less than the rental rate in effect immediately prior to the commencement date of the renewal term.  Market Rate shall be defined as rental rates for suburban Atlanta Class A, high-rise office buildings of similar type and quality to the Galleria prevalent at December 31, 2003.  If Landlord and Tenant are unable to agree on the Market Rate on or before March 31, 2004, then the determination of the Market Rate shall be submitted to arbitration in accordance with the Real Estate Valuation Arbitration Rules of the American Arbitration Association, as amended and in effect on such date (hereinafter called the “Rules”), and the determination of the “Tribunal” (as hereinafter defined in the paragraph) shall be final and binding on Landlord and Tenant.  The parties hereby agree that the Real Estate Valuation Arbitration Tribunal (hereinafter called the “Tribunal”) to be appointed pursuant to the Rules shall consist of three “qualified arbitrators”, a qualified arbitrator being defined as an arbitrator certified by the American Arbitration Association with at least ten (10) years of experience in commercial real estate valuation issues with respect to Class “A” office buildings, to be appointed in the following manner:  (A) each of the parties hereto shall have the right to appoint one arbitrator within fifteen (15) days of the notice given of intent to arbitrate (the “Demand”, as defined in the Rules), provided if either party fails to appoint an arbitrator within such fifteen (15) day period, then the American Arbitration Association shall appoint a neutral arbitrator for such party in accordance with the Rules; (B) the two arbitrators so chosen by the respective parties shall then select the third arbitrator within fifteen (15) days of the appointment of the last party-appointed arbitrator; and (C) if the two party-appointed arbitrators are unable to agree on the appointment of the third arbitrator or fail to make said appointment within such fifteen (15) day period, then the American Arbitration Association shall appoint a neutral arbitrator in accordance with the Rules.  The determination of the Market Rate by the Tribunal pursuant to the Rules shall be the Market Rate for purposes of this Lease and shall be binding on Landlord and Tenant.  Landlord and Tenant shall share equally any costs and expenses relating to such arbitration.

12.           Right Of First Refusal

For so long as Tenant has at least thirty-six (36) months remaining on its Lease term, including any renewal term that has been exercised by Tenant, but excluding any unexercised renewal term, Landlord shall within fifteen (15) days after receipt of written request from Tenant, make Tenant aware of all unleased space that is available in the Building and all space (regardless of the number of square feet) that will become available for lease within the next twelve (12) months and that is not then subject to (a) rights of renewal or (b) options to lease granted to others.  Tenant shall then have the right to identify in writing any of such space that Tenant would consider leasing and upon receipt of such written notification, Landlord shall, within fifteen (15) days, outline the financial terms upon which Landlord intends to offer such identified space for lease.  Tenant shall have thirty (30) days following Landlord’s written notice in which to lease all or any portion of said space, when it is available, for a term co-terminous with the then existing Lease term under the financial terms contained in Landlord’s notification.  In the event Tenant does not choose to lease all or any portion of said available space, or fails to notify Landlord of its desire to lease said space within the thirty (30) day notification period, Landlord will have the right to lease the space, or any portion thereof, to any other party on financial terms equal to or more favorable to Landlord than those set forth to Tenant.

Additionally, in the event Landlord receives a bona fide offer to lease such space from a third party which Landlord intends to accept and, if such bona fide offer is on financial terms which are less favorable to Landlord than the financial terms contained in Landlord’s prior written notice for space availability to Tenant, then Tenant shall have ten (10) business days following Landlord’s written notice in which to lease all or any portion of said space from Landlord under the terms and conditions of the bona fide offer.  In the event Tenant does not choose to lease all or any portion of said space from Landlord, or fails to notify Landlord of its desire to lease said space within the ten (10) day notification period, Landlord will have the right to lease the space to any other party on financial terms equal to or more favorable to Landlord than those set forth in such bona fide offer.

Provided Tenant is not in default under the Lease, and in addition to the foregoing rights of Tenant, Tenant shall have a first right of refusal with respect to the 9th and 12th floors of the Building subject to any pre-existing rights currently held by another tenant or tenants.  Upon receipt of written notice from Landlord that a third party has made a bona fide offer to lease all or a portion of either of the aforementioned floors, Tenant shall respond to Landlord within fifteen (15) days after Tenant’s receipt of such notice whether it intends to lease such space at the terms offered by Landlord.  If Tenant indicates that it will not lease such space offered or if Tenant fails to respond to Landlord within said fifteen (15)-day period, Landlord may proceed to lease such offered space to another party on terms equal to or more favorable to Landlord than those set forth in such bona fide offer and Tenant shall have waived its right to lease that space at that time.  If Tenant indicates that it will lease the space offered, Tenant and Landlord shall execute an amendment to this Lease to include such space as part of the Premises within ten (10) days of Tenant notifying Landlord of its intention to lease such space.

Notwithstanding anything to the contrary, in no event will Landlord be required to enter into any new lease with Tenant for a lease term of less than three (3) years.

Notwithstanding anything to the contrary, this Right of First Refusal (i) will not prohibit Landlord from (a) entering into leases with others without first offering the space to Tenant where the space in question is less than a full floor, (b) granting to other tenants rights of first refusal to lease portions of floors that are located on the same floor or on the floor above or below the floor on which they are located [in which event any such rights of first refusal granted to other tenants shall be prior and superior to the right of first refusal granted to Tenant under this Lease], (c) granting to other tenants who are leasing at least one full floor in the Building rights of first refusal with respect to the floor or any portion of the floor above or below the floor they occupy, [in which event any such rights of first refusal granted to other tenants shall be prior and superior to the right of first refusal granted to Tenant under this Lease] and (ii) shall not be applicable to floors 1 or 2 of the Building; excepting, however, that the limitations on Tenant’s Right of First Refusal contained in this paragraph shall not in any manner apply to any space on the ninth (9th) and twelfth (12th) floors of the Building.

13.           Operation Of Printing Equipment

Subject to the provisions set forth in this Special Stipulation #13, Landlord hereby consents to the operation by Tenant of printing equipment on the 14th Floor of the Premises.  Tenant may relocate such printing equipment to other floors in the Premises, subject to compliance with the provisions of this Special Stipulation 13.  Tenant shall use and operate such printing equipment in accordance with all applicable laws, rules and regulations, including, but not limited to, all laws, rules and regulations relating to the use, storage, handling and disposal of Hazardous Materials.  Without limiting any other obligations of Tenant under this Lease, Tenant shall indemnify and hold harmless Landlord from and against any and all claims, demands, actions, damages, losses, liabilities, costs and expenses relating in any manner to the use or operation of such printing equipment, including, but not limited to, any claims, demands, expenses or liabilities relating to any alleged adverse impact of such printing equipment on the air quality within the Premises or the Building.  Tenant shall further operate such printing equipment in a manner so as not to disturb any other tenants in the Building as a result of noise, vibration, odor, or any other condition or circumstance resulting from or relating to the use and operation of such printing equipment.  In addition, Tenant agrees to install such additional equipment, including, but not limited to, fans, filters, and air conditioning facilities, as may be reasonably requested by Landlord to minimize any adverse impact of such printing equipment on the Building or other tenants in the Building.

14.           Commission

(a)           Concurrent with full execution of the Lease by Landlord and Tenant, Landlord agrees to pay Peterson Properties (“Agent”), a fee of Two Hundred Sixty-Seven Thousand, One Hundred Twenty-Two and 05/100 Dollars ($267,122.05).  Agent agrees to look solely to Landlord for payment of such fee, and Tenant shall have no obligation to pay such fee.

(b)           Landlord agrees to pay Agent a monthly commission of 3% of the monthly base rental actually paid by Tenant under the Lease for the initial term only (except that Agent shall be paid l½% of the first month’s rental payment); provided however that any rental increase derived as a result of the Consumer Price Index (CPI), Direct Operating Expenses, tax stops etc. and other such escalations, as provided for in the Lease, shall not be subject to this leasing commission.  Upon the renewal or the extension of the Lease, or as a result of any additional rental stemming from expansions of the original leased premises during the initial term of the Lease, Landlord agrees to pay Agent 2½% of the base monthly rental actually paid by Tenant throughout the renewal or extended Lease term.  Notwithstanding the foregoing or anything to the contrary herein, should Tenant retain the services of another broker or brokers for the purposes of negotiating a lease renewal, give written notice of such retention to Landlord, and request that Landlord pay a commission to such other broker or brokers, then Landlord shall have the right to terminate this commission agreement upon commencement of the renewal and shall have no obligation to pay Agent any commissions with respect to such renewal or to pay Agent any further commissions with respect to the Lease or the Premises.  Notwithstanding anything to the contrary herein, all payments of commissions will cease, if not sooner ended, ten years (120 months) after the commencement date of the initial Lease term.

(c)           Agent shall be entitled to collect its commissions or fees each month as set forth herein only to the extent that Landlord is able to collect and collects the correct monthly rental from Tenant; and Landlord shall owe Agent absolutely no obligation or responsibility whatsoever in the event Tenant refuses to make rental payments or Tenant terminates, breaches or refuses to fulfill the payment obligations of the Lease.  Agent shall be entitled to its commissions or fees hereunder only to the extent that said rentals are actually collected from Tenant, and Landlord shall have no obligation to pursue, sue, make claims against or undertake any type of other action against Tenant.  Notwithstanding the foregoing, Agent shall be entitled to receive a commission (at the rates specified above) on any amounts paid by Tenant to Landlord (either directly or through affiliated entities) pursuant to a buyout or other termination of the Lease.

(d)           The foregoing represents the complete and full understanding and agreement between Landlord and Agent in regard to the payment of all fees and commissions by Landlord to Agent under or related to the Lease or the Premises and supersedes all prior agreements relating hereto.

(e)           In the event Landlord sells the Building of which the Premises are a part, Agent agrees to release Landlord from any further obligations under this Special Stipulation 14 upon the purchaser’s assumption of Landlord’s obligations under this Lease or upon Landlord’s furnishing Agent with a new agreement signed by the purchaser assuming Landlord’s remaining obligation hereunder.  The obligations of Landlord under this Special Stipulation shall be expressly binding upon any successor of assign of Landlord under the Lease.

(f)            The commissions to be paid to Agent hereunder constitute full payment of all compensation, fees and expenses due to Agent in connection with or relating to the Lease, and, except as otherwise set forth in this Special Stipulation 14, Agent does hereby release Landlord, Tenant and the Premises from, and does hereby waive and terminate, absolutely and unconditionally, any claims for any other or additional commissions, fees or the like with respect to the Lease and the Premises.  Nothing herein shall constitute a waiver by

Agent of any lien rights Agent may have with respect to any commissions to be paid to Agent in the future under this Special Stipulation 14 and which are not so paid.

(g)           Agent agrees to invoice Landlord for each payment due under the terms of this Special Stipulation 14.  Agent shall invoice Landlord no more than thirty (30) days prior to the date each payment is due hereunder, and Landlord shall make its payment(s) within thirty (30) days of receipt of each invoice.

15.           After-Hours HVAC

Landlord shall engage an engineer, mutually acceptable to Landlord and Tenant, to evaluate the cost per hour, per floor of HVAC usage beyond building standard hours of operation.  During the month of December each year, said Engineer shall provide the following year’s hourly usage per floor for Tenant’s after-hours usage.  Both Landlord and Tenant shall agree to this independent evaluation and ensuing per hour, per floor charge for that year.

16.           Americans With Disabilities

If and to the extent Landlord is required to comply with the provisions of Title III of the Americans With Disabilities Act (the “ADA”) with respect to the common areas of the Building, Landlord agrees that it will use reasonable efforts to comply in every material respect with the applicable provisions of ADA concerning the common areas of the Building; provided, however, Landlord shall not be required to comply with the provisions of the ADA if and to the extent the requirement of compliance therewith arises from or extends to (a) the use or occupancy of the Building, or any portion thereof by any lessee, tenant, sublessee, subtenant, licensee or occupant (including Tenant), or (b) any alteration, improvement, addition, remodeling or renovation made, or proposed to be made, to any space in the Building leased or available for lease (including the Premises).  All costs, expenses and disbursements of every kind and nature in connection with Landlord’s obligations under this Special Stipulation shall be included in Operating Expenses.

17.           Essential Services

Notwithstanding any provision of this Lease, in event that electricity, HVAC, sewer services, or elevators are not available to the Premises to the extent required herein (“Essential Services”) for seven (7) or more calendar days, rent shall be abated (as to the portion of the Premises to which such Essential Services are not available) as of the eighth (8th) calendar day following such failure and shall remain abated until such services are reinstated at the level required herein.

18.           Operation Of Health Club And Food Service Facilities

Landlord shall use reasonable good faith efforts to operate, or cause to be operated by a third party manager, the existing health club facility (“Galleria Athletic Club”) located in the basement and ground floor of the Building so long as Landlord is able to do so without incurring cash flow deficits with respect to such operation.  In the event Landlord incurs cash flow deficits in any one year in excess of $10,000.00 and reasonably expects a cash flow deficit for the upcoming year, Landlord may discontinue the operation of the Galleria Athletic Club, but only after giving Tenant ninety (90) days prior notice of such discontinuance and providing Tenant with an option to incorporate the Galleria Athletic Club space into this Lease at an annual rental of $10 per year plus an expense reimbursement for the cost of electricity and water provided by Landlord.  It is understood that if Tenant exercises this option, Landlord will provide Tenant with the free use of all equipment owned by Landlord relating to the operation of the Galleria Athletic Club (exercise equipment, furniture, free weights, etc.) during the Lease Term.  Tenant agrees that if Tenant exercises this option, Tenant will only use the facility as a health club and that Tenant will confine its use to Tenant’s employees and invitees and will specifically not sell memberships to other Galleria tenants or the public at large.  Tenant further agrees that if Tenant exercises this option, Tenant will permit Landlord to change the signage so that it no longer suggests that the Galleria Athletic Club is an amenity available to other tenants of the Galleria office complex.  Should Tenant exercise this option and then discontinue operating the facility as a health club, Tenant shall promptly notify Landlord and shall immediately deliver control of the space back to Landlord, who shall be free to lease or use the space, or portions thereof, for office, retail, storage or other legitimate uses.

Landlord shall use reasonable good faith efforts to cause to be operated by a third-party operator throughout the Lease Term a food service facility within the Building.

19.           Competing Tenants

During the term of this Lease, Landlord shall not lease any space in the Building or consent to any assignment or sublease of any leases or space in the Building (but only to the extent that Landlord has the right to withhold such consent) to any of the following entities: Continental Airlines; United Airlines; Abacus; American Airlines; Sabre; Galileo; Apollo; System One; Amadeus; SITA/Gets.

20.           Name Of Building

The name of the Building shall be the “300 Galleria Building”, unless changed by Landlord as provided in this Special Stipulation.  As long as Tenant is leasing and occupying more than fifty percent (50%) of time rentable square feet in the Building, Landlord shall not change or add to the name of the Building without the consent and approval of Tenant, and specifically Landlord shall not include the name of any other tenant or occupant of the Building in the name of the Building or in any reference to the name of the Building without the consent and approval of Tenant.  Tenant shall not unreasonably withhold any consents or approvals under this Special Stipulation.  If Tenant is not leasing and occupying more than fifty percent (50%) of the rentable square feet in the Building, then Landlord may change the name of Building without Tenant’s consent.

21.           Surrender Of Premises

Notwithstanding any provision to the contrary in the Lease, within one hundred eighty (180) days of the expiration of the Lease Term, Tenant may request in writing that Tenant be allowed to leave certain designated equipment or improvements within the Premises upon Tenant’s surrender of the Premises.  Landlord agrees that Landlord will within thirty (30) days of the receipt of such request respond to Tenant and indicate which of the designated equipment or improvements if any Landlord will allow Tenant to leave in the Premises, in which case all such designated equipment or improvements so indicated by Landlord may be left by Tenant and, upon being so left by Tenant, shall become the property of Landlord.

22.           Tax Protest

At Tenant’s request, Landlord shall make available to Tenant current ad valoremn tax information and bills relating to the Building.  With respect to any of such taxes that constitute Operating Expenses under this Lease, Tenant shall have the right, at Tenant’s expense, to take reasonable lawful action to contest the amount or validity of any such taxes, provided that any such contest by Tenant shall not prevent Landlord from paying such taxes on a timely basis in the amount claimed due by the taxing authority pending the resolution of such contest.

EXHIBIT “G”

[FLOORPLAN OMITTED]

EXHIBIT “H”

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

Tenant Name:
Trade/Name:
Room/Unit No.:	Suite

THIS AGREEMENT is dated the _____ day of ______, 19  , and is made by and among CONNECTICUT GENERAL LIFE INSURANCE COMPANY, having an address c/o CIGNA Investments, Inc., 900 Cottage Grove Road, Bloomfield, Connecticut, 06002, Attn:  Real Estate Investment Services S-319 (“Mortgagee”),                                            , d/b/a                                                                                                                                                               , having an address of                                                                                                                                                                          (“Tenant”), and                                                                                                                                                                          , having an address of                                                                                                                                                                           (“Landlord”).

RECITALS:

A.            Tenant has entered into a lease (“Lease”) dated                                             , 19   with                                              as lessor (“Landlord”), covering the premises known as Suite (the “Premises”) within the property known as                                              , more particularly described as shown on Exhibit A, attached hereto (the “Real Property”).

B.            Mortgagee has agreed to make or has made a mortgage loan in the amount of                                              to Landlord, secured by a mortgage of the Real Property (the “Mortgage”), and the parties desire to set forth their agreement herein.

NOW, THEREFORE, in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.             The Lease and all extensions, renewals, replacements or modifications thereof are and shall be subject and subordinate to the Mortgage and all terms and conditions thereof insofar as it affects the Real Property of which the Premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof, to the full extent of amounts secured thereby and interest thereon.

2.             Tenant shall attorn to and recognize any purchaser at a foreclosure sale under the Mortgage, any transferee who acquires the Premises by deed in lieu of foreclosure, and the successors and assigns of such purchaser(s), as its landlord for the unexpired balance (and any extensions, if exercised) of the term of the Lease on the same terms and conditions set forth in the Lease.

3.             If it becomes necessary to foreclose the Mortgage, Mortgagee shall neither terminate the Lease nor join Tenant in summary or foreclosure proceedings so long as Tenant is not in default under any of the terms, covenants, or conditions of the Lease.

4.             If Mortgagee succeeds to the interest of Landlord under the Lease, Mortgagee shall not be:

a.             liable for any act or omission of any prior landlord (including Landlord);

b.             liable for the return of any security deposit unless such deposit has been delivered to Mortgagee by Landlord or is an escrow fund available to Mortgagee;

c.             subject to any offsets or defenses that Tenant might have against any prior landlord (including Landlord);

d.             bound by any rent or additional rent that Tenant might have paid for more than the current month to any prior landlord (including Landlord);

e.             bound by any amendment, modification, or termination of the Lease made without Mortgagee’s consent;

f.              personally liable under the Lease, Mortgagee’s liability thereunder being limited to its interest in the Real Property; or

g.             bound by any notice of termination given by Landlord to Tenant without Mortgagee’s prior written consent thereto.

5.             This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their successors and assigns.

6.             Tenant shall give Mortgagee, by certified mail, return receipt requested, or by commercial overnight delivery service, a copy of any notice of default served on Landlord, at Mortgagee’s address set forth above or at such other address as to which Tenant has been notified in writing.  If Landlord shall have failed to cure such default within the time provided for in the Lease, then Mortgagee shall have an additional ten (10) days within which to cure any default capable of being cured by the payment of money and an additional thirty (30) days within which to cure any other default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default shall be granted if within such thirty (30) days Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event the Lease shall not be terminated while such remedies are being so diligently pursued.

7.             Landlord has agreed under the Mortgage and other loan documents that rentals payable under the Lease shall be paid directly by Tenant to Mortgagee upon default by Landlord under the Mortgage.  After receipt of notice from Mortgagee to Tenant, at the address set forth above or at such other address as to which Mortgagee has been notified in writing, that rentals under the Lease should be paid to Mortgagee, Tenant shall pay to Mortgagee, or at the direction of Mortgagee, all monies due or to become due to Landlord under the Lease.  Tenant shall have no responsibility to ascertain whether such demand by Mortgagee is permitted under the Mortgage, or to inquire into the existence of a default.  Landlord hereby waives any right, claim, or demand it may now or hereafter have against Tenant by reason of such payment to Mortgagee, and any such payment shall discharge the obligations of Tenant to make such payment to Landlord.

8.             Tenant declares, agrees and acknowledges that Mortgagee, in making disbursements pursuant to any agreement relating to the Loan is under no obligation or duty to, nor has Mortgagee represented that it will, see to the application of such proceeds by the person or persons to whom Mortgagee disburses such proceeds, and any application or use of such proceeds for purposes other than those provided for in such agreement shall not defeat the subordination herein made in whole or in part.

IN WITNESS WHEREOF, the parties hereto have executed these presents as of the day and year first above written.

Mortgagee:
Date
By:

Its:

Tenant:
Date

By:
Typed Name:

Its:	Attest:
Typed name:

Signed and acknowledged in the presence of us:

Typed Name:

Typed Name:

Landlord:

By:

Its:

By:

Attest:
Typed Name:

[CORPORATION]

[STATE OR COMMONWEALTH OF	]
:ss.
[COUNTY OF	]

On this, the        day of              , before me, notary public, the undersigned officer, personally appears                                             , who acknowledged himself to be the                                             of                         , a corporation, and the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer.

IN WITNESS WHEREOF, I hereunder set my hand and official seal the day and year aforesaid.

Notary Public

My Commission Expires:

[PARTNERSHIP]

STATE OF	)
) ss.
COUNTY OF	)

On this,            day of                 in the year of         , before me,                    , a Notary Public of said State, duly commissioned and sworn, personally appeared                          , known to me (or proved to me on the oath of                        ) to be a general partner of a limited partnership that executed the within instrument, and acknowledged to me that such partnership executed the same.

Notary Public in and for said state

[PARTNERSHIP]

STATE OF	)
) ss.
COUNTY OF	)

On this,            day of                 in the year of         , before me,                    , a Notary Public of said State, duly commissioned and sworn, personally appeared                          , known to me (or proved to me on the oath of                        ) to be a general partner of a limited partnership that executed the within instrument, and acknowledged to me that such partnership executed the same.

Notary Public in and for said state

[CII ON BEHALF OF CGLIC]

STATE OF CONNECTICUT	)
) ss.
COUNTY OF HARTFORD	)

On this,            day of                , before me, notary public, the undersigned officer, personally appears                          , who acknowledged himself to be the                             of CIGNA Investments, Inc. a corporation, duly authorized to sign on behalf of                        , a corporation, and that he, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation.

IN WITNESS WHEREOF, I hereunder set my hand.

Notary Public
My Commission Expires:

EXHIBIT “I”

WORLDSPAN

CLEANING SPECIFICATIONS

I.              TENANT SUITES AND COMMON AREAS

A.            Nightly Services:

1.             Close all tenant entry doors and turn off lights as soon as possible each night.

2.             Vacuum all traffic area carpet.

3.             Dust mop all resilient and composition floors with treated mops.  Damp mop to remove spills and water stains as required.

4.             Empty all wastepaper baskets and other trash containers.  Clean and sanitize as required.  Replace plastic trash liners as needed.

5.             Remove all trash and recycle material to floor areas designated by Client.

6.             Remove finger prints, dirt smudges, graffiti, etc. from all doors, frames, glass partitions, windows, light switches, walls, elevator door jambs, call buttons and elevators.

7.             Return chairs and waste baskets to proper positions.

8.             Clean, sanitize and polish drinking fountains.

9.             Monitor all stairwells and clean if needed.

10.           Dust and remove debris from all metal door thresholds.

11.           Wipe clean smudged bright work.

12.           Spot clean all carpets, resilient and composition floors as required.

13.           Clean and sanitize all counters and sinks in tenant breakrooms.

B.            Daily Service:

1.             Keep restrooms and breakrooms stocked and cleaned.

2.             Respond to special service calls (spills, trash removal, etc.).

C.            Weekly Services:

1.             Dust all desks and office furniture with treated dust cloths.

2.             Clean and polish all metal door thresholds.

3.             Wipe clean and polish all bright work.

4.             Wipe clean handrails in stairwell.

5.             Edge all carpeted areas.

6.             Thoroughly vacuum under and around all desks and office furniture.

D.            Monthly Services:

1.             Dust all high reach areas, including but not limited to, tops of door frames, structural and furniture ledges, air conditioning diffusers and return grilles and light fixtures.

E.             Quarterly Service:

1.             Squeegee all partition glass.

II.            REST ROOMS

A.            Nightly Services:

1.             Restock all restrooms including paper towels, toilet tissue, hand soap, sanitary napkins and tampons as required.

2.             Wash, polish and sanitize all mirrors, dispensers, faucets, flushometers and bright work with non-scratch disinfectant cleaners as approved by Client.

3.             Wash and sanitize all toilets, toilet seats, urinals and sinks with non-scratch disinfectant cleaner.  Wipe dry all sinks.

4.             Remove stains, descale toilets, urinals and sinks as required.

5.             Mop all restroom floors with disinfectant, germicidal solution.

6.             Remove all restroom trash from building to designated area.

B.            Monthly Services:

1.             Dust all low reach and high reach areas including, but not limited to, structural ledges, mirror tops, partition tops and edges, air conditioning diffusers, return air grills and light fixtures.

2.             Wipe down all stone walls, fabric covered walls and metal partitions.  Partitions and walls shall be left in an unstreaked condition after this work.

3.             Dust all doors, jambs and louvers.

4.             Scrub tile floors including base.

III            MAIN LOBBY AND PUBLIC CORRIDORS

A.            Nightly Services:

1.             Spot clean all metal work including hardware, kick plates, cove base and wood baseboard, waste paper receptacles, drinking fountains, planters, elevator call button plates, bronze and any visible hardware.

2.             Thoroughly clean all door thresholds of dirt and debris.

3.             Spot clean and damp mop all stone flooring with a rayon map in elevator lobby.

4.             Vacuum all carpets and spot clean as necessary.

IV.           INTERIOR WINDOW WASHING

1.             Wash interior windows once per year.

V.            EXTERIOR WINDOW WASHING

1.             Wash exterior windows twice per year.

VI.           RESTROOM SUPPLIES

1.             Restock restrooms supplies as needed (C-fold towels, Kleenex tissues, and soap, toilet tissue, toilet seat covers).

VII.          BREAKROOM SUPPLIES (CHARGED TO WORLDSPAN)

1.             Restock C-Fold towels.

EXHIBIT “J”

SECURITY

Security officer post in 300 Galleria is a 24-hour per day, 7 day per week post.  The officer is stationed at the lobby desk, but is flexible to answer various situations that may occur in the building.  A complex patrol officer is on duty 24-hours per day, 7 days per week.  This officer is responsible for monitoring traffic visitor assistance, patrolling all parking areas, monitoring contractors and providing back-up to any officer needing assistance.

From 7:00 a.m. to 7:00 p.m., an officer patrols the parking decks and provides services such as escorts, jump starts, access to locked vehicles and responding to building emergencies.  Galleria 300 loading dock is monitored by security officers from 7:00 a.m. to 3:00 p.m. Monday through Friday.  During evening hours there is an additional officer who patrols all three building interiors monitoring cleaning service, contractors and vendors who may be in the building.

The security supervisor is on-duty 24 hours per day, 7 days per week.  Beginning January 1996, a card access system which utilizes proximity technology will be at all building exterior doors.  Tenants will be provided access cards and five levels of access, while visitors will still be processed by the security officer at the lobby.

The complex is patrolled by clearly marked and fully equipped security vehicles.  They are equipped with a visible amber light bar that is used while on patrol.